UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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HEALTH CARE REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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HEALTH CARE REIT, INC.
NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
and
PROXY STATEMENT
Meeting Date
May 5, 2005

YOUR VOTE IS IMPORTANT!
You are urged to sign, date, and return your proxy in the enclosed envelope.

HEALTH CARE REIT, INC.
One SeaGate
Suite 1500
P.O. Box 1475
Toledo, Ohio 43603-1475
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2005
To The Stockholders of Health Care REIT, Inc.:
      The Annual Meeting of Stockholders of Health Care REIT, Inc. will be held on May 5, 2005 at 10:00 a.m. in the Auditorium of One SeaGate, Toledo, Ohio, for the purpose of considering and acting upon:

1.	The election of three Directors for a term of three years;

2.	The approval of the Health Care REIT, Inc. 2005 Long-Term Incentive Plan;

3.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2005; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.
      Stockholders of record at the close of business on March 11, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this Notice.

BY ORDER OF THE BOARD OF DIRECTORS

Erin C. Ibele
Vice President and Corporate Secretary
Toledo, Ohio
March 24, 2005
      PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. In lieu of mailing your proxy card, you may choose to submit a proxy via the Internet or by telephone by following the procedures provided on your proxy card. The proxy may be revoked by you at any time, and giving your proxy will not affect your right to vote in person if you attend the Annual Meeting.

HEALTH CARE REIT, INC.
One SeaGate
Suite 1500
P.O. Box 1475
Toledo, Ohio 43603-1475
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 5, 2005
GENERAL
      This Proxy Statement is furnished to the stockholders of Health Care REIT, Inc. (the “Company”) by its Board of Directors in connection with the solicitation of proxies in the enclosed form to be used in voting at the Annual Meeting of Stockholders (the “Annual Meeting”), which is scheduled to be held on Thursday, May 5, 2005 at 10:00 a.m. as set forth in the foregoing notice. At the Annual Meeting, the stockholders will be asked to elect three Directors, approve the Health Care REIT, Inc. 2005 Long-Term Incentive Plan, ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
      A share cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned properly executed and dated or the appropriate procedures for submitting a proxy via the Internet or by telephone are followed, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the action proposed. Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing a written revocation with the Vice President and Corporate Secretary of the Company, by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by the Vice President and Corporate Secretary of the Company.
      The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors and officers of the Company may solicit proxies in writing or by telephone, electronically, by personal interview, or by other means of communication. The Company will reimburse Directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish this proxy material to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired Mellon Investor Services LLC to solicit proxies for a fee not to exceed $7,500, plus expenses and other customary charges.
      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of voting securities outstanding on the record date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting.
      The executive offices of the Company are located at One SeaGate, Suite 1500, Toledo, Ohio 43604, and its mailing address is One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475. The telephone number is (419) 247-2800. The approximate date on which this material was first sent to stockholders was March 31, 2005. A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON OUR WEB SITE AT www.hcreit.com OR MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE VICE PRESIDENT AND CORPORATE SECRETARY, HEALTH CARE REIT, INC., AT THE ABOVE MAILING ADDRESS.

VOTING SECURITIES OUTSTANDING
      As of March 11, 2005, the Company had outstanding 53,348,907 shares of common stock, $1.00 par value per share. The common stock constitutes the only class of voting securities of the Company entitled to vote at the Annual Meeting. Stockholders of record at the close of business on March 11, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of common stock is entitled to one vote on all matters to come before the Annual Meeting.
PROPOSAL 1 — ELECTION OF THREE DIRECTORS
      The Company is currently authorized to have nine Directors. The By-Laws divide the Board into three classes: Class I, Class II and Class III. The Directors are elected to serve for a three-year term and until the election and qualification of their respective successors. Proxies received will be voted to elect the three Directors named below to serve for a three-year term and until their respective successors are elected and qualified or until their earlier resignation or removal.
      If any nominee declines or is unable to accept such nomination to serve as a Director, events which the Board does not now expect, the proxies reserve the right to substitute another person as a Board nominee, or to reduce the number of Board nominees, as they shall deem advisable. The proxy solicited hereby will not be voted to elect more than three Directors.
CLASS I
Directors to be Elected
      William C. Ballard, Jr., age 64. Mr. Ballard is Of Counsel to Greenebaum Doll & McDonald PLLC (law firm), a position he has held since 1992. From 1970 to 1992, Mr. Ballard was Executive Vice President, Chief Financial Officer and Director of Humana Inc. (provider of integrated health care services). Mr. Ballard also serves as a Director of UnitedHealth Group Incorporated (managed care company). Mr. Ballard has served as a Director of the Company since 1996 and is a member of the Board’s Compensation, Executive, Investment, Nominating/ Corporate Governance and Planning Committees.
      Peter J. Grua, age 51. Mr. Grua is a Managing Partner of HLM Venture Partners (registered investment adviser), an affiliate of HLM Management Company, Inc., where he has held various positions since 1992. Mr. Grua also serves as a Director of Renal Care Group, Inc. (specialized dialysis services company) and DrugMax, Inc. (specialty pharmacy and drug distribution provider). Mr. Grua has served as a Director of the Company since 1999 and is a member of the Board’s Executive, Investment, Nominating/ Corporate Governance and Planning Committees.
      R. Scott Trumbull, age 56. Mr. Trumbull is Chairman and Chief Executive Officer of Franklin Electric Co., Inc. (manufacturer of electric motors), a position he has held since January 2003. From October 2001 through December 2002, Mr. Trumbull was Executive Vice President and Chief Financial Officer of Owens-Illinois, Inc. (manufacturer of glass and plastic packaging products). From 1993 to October 2001, Mr. Trumbull served as Executive Vice President, International Operations & Corporate Development of Owens-Illinois, Inc. Mr. Trumbull has served as a Director of the Company since 1999 and is a member of the Board’s Audit, Investment and Planning Committees.
      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES. The three nominees who receive the highest number of votes at the Annual Meeting shall be elected as Directors.

CLASS II
Directors Whose Terms Continue (1)
      Pier C. Borra, age 65. Mr. Borra is Chairman and Chief Executive Officer of CORA Health Services, Inc. (outpatient rehabilitation services), a position he has held since January 1998. Mr. Borra has served as a Director of the Company since 1991 and is a member of the Board’s Compensation, Investment and Planning Committees.
      George L. Chapman, age 57. Mr. Chapman is Chairman and Chief Executive Officer of the Company, positions he has held since October 1996, and served as President of the Company from September 1995 to May 2002. From January 1992 to September 1995, Mr. Chapman served as Executive Vice President and General Counsel of the Company. Mr. Chapman has served as a Director of the Company since 1994 and is a member of the Board’s Executive, Investment and Planning Committees.
      Sharon M. Oster, age 56. Ms. Oster is Professor of Management and Entrepreneurship, Yale University School of Management. Ms. Oster also serves as a Director of The Aristotle Corporation (holding company for a manufacturer and distributor of educational, health and agricultural products) and Transpro, Inc. (designer and manufacturer of precision transportation products). Ms. Oster has served as a Director of the Company since 1994 and is a member of the Board’s Audit, Investment and Planning Committees.
CLASS III
Directors Whose Terms Continue (2)
      Thomas J. DeRosa, age 47. Mr. DeRosa is the former Vice-Chairman and Chief Financial Officer of The Rouse Company (real estate development and operations), a position he held from September 2002 until November 2004 when The Rouse Company merged with General Growth Properties, Inc. From 1992 to September 2002, Mr. DeRosa held various positions at Deutsche Bank and Alex. Brown & Sons (Deutsche Bank AG), including Global Co-Head of the Health Care Investment Banking Group of Deutsche Bank and Managing Director in the Real Estate Investment Banking Group of Alex. Brown & Sons. Mr. DeRosa has served as a Director of the Company since 2004 and is a member of the Board’s Audit, Investment, Nominating/ Corporate Governance and Planning Committees.
      Jeffrey H. Donahue, age 58. Mr. Donahue is the President and Chief Executive Officer of The Enterprise Social Investment Corporation (provider of affordable housing), a position he has held since January 2003. Mr. Donahue was Executive Vice President and Chief Financial Officer of The Rouse Company (real estate development and operations) from December 1998 to September 2002. Mr. Donahue has served as a Director of the Company since 1997 and is a member of the Board’s Compensation, Investment and Planning Committees.
      Bruce G. Thompson, age 75. Mr. Thompson is the President of First Toledo Corporation (developer of health care facilities), a position he has held since June 1994. Mr. Thompson is also a Director of Kingston HealthCare Company (owner and manager of health care facilities). Mr. Thompson has served as a Director of the Company since 1971 and is a member of the Board’s Investment and Planning Committees.

(1)	The terms of Messrs. Borra and Chapman and Ms. Oster expire in 2006.

(2)	The terms of Messrs. DeRosa, Donahue and Thompson expire in 2007.
BOARD AND COMMITTEES
Independence and Meetings
      The Board has adopted Corporate Governance Guidelines that meet the listing standards adopted by the New York Stock Exchange and a Code of Business Conduct and Ethics that meets the New York Stock Exchange’s listing standards and complies with the rules of the Securities and Exchange Commission. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our Web site at www.hcreit.com and from the Company upon written request sent to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475.

      Pursuant to the Corporate Governance Guidelines, the Board undertook a review of Director independence in March 2005. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those described below under “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that a Director is independent.
      The Board determined that other than Mr. Chapman, all of the Directors of the Company (Ms. Oster and Messrs. Ballard, Borra, DeRosa, Donahue, Grua, Thompson and Trumbull) meet the specific minimum independence requirements of the New York Stock Exchange. The Board also determined that, other than Messrs. Chapman and Thompson, all of the Directors of the Company (Ms. Oster and Messrs. Ballard, Borra, DeRosa, Donahue, Grua and Trumbull) have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are therefore independent under the general independence standards of the New York Stock Exchange and the Corporate Governance Guidelines.
      In evaluating the independence of Mr. Borra, the Board considered Mr. Borra’s former relationship with a customer of the Company. Mr. Borra held a small interest in the customer and served as one of its directors until 2001. The Board determined that this prior relationship was not material to Mr. Borra, the Company, or the customer from a financial perspective or otherwise. With respect to Mr. DeRosa, the Board considered Mr. DeRosa’s former employment relationship with Deutsche Bank and its affiliates from 1992 to 2002. Although Deutsche Bank provided investment banking services to the Company during this period, and continues to provide such services, the Board determined that the relationship is not material because Mr. DeRosa has not been affiliated with Deutsche Bank since 2002. The Board has determined that these former relationships will not affect the ability of Mr. Borra or Mr. DeRosa to exercise independent judgment.
      Although Mr. Thompson meets the minimum independence requirements of the New York Stock Exchange, the Board determined that he is not independent under the general independence standards of the New York Stock Exchange. The loan and credit enhancement provided to First Toledo Corporation by the Company (as described in the section “Certain Relationships and Related Transactions”) could be considered as evidence of a material relationship between Mr. Thompson and the Company. Because Mr. Thompson’s relationship with the Company (through First Toledo Corporation and otherwise) could be viewed as “material,” a finding that he is not independent under the general independence standards of the NYSE was determined to be appropriate.
      The Board also determined that all of the members of the Audit Committee (Ms. Oster and Messrs. DeRosa and Trumbull) are independent under the above standards and under the separate independence standards for audit committee members under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Additionally, the Board determined that all of the members of the Compensation Committee (Messrs. Ballard, Borra and Donahue) are independent, non-employee and outside directors, as the case may be, under the rules of the New York Stock Exchange, Securities and Exchange Commission and Internal Revenue Service. Finally, the Board determined that all of the members of the Nominating/ Corporate Governance Committee (Messrs. Ballard, DeRosa and Grua) are independent under the rules of the New York Stock Exchange.
      The Board also determined that all three of the Directors nominated for election at the Annual Meeting (Messrs. Ballard, Grua and Trumbull) are independent from the Company and its Management under the standards set forth in the Corporate Governance Guidelines.
      The Board met four times during the year ended December 31, 2004. It is our policy to schedule a meeting of the Board on the date of the annual meeting of stockholders and all of our Directors are encouraged to attend that meeting. Eight Directors attended last year’s annual meeting of stockholders.
      The Board has standing Audit, Executive, Compensation, Investment, Nominating/ Corporate Governance and Planning Committees. In 2004, all incumbent Directors attended at least 75% of the aggregate of the meetings of the Board and the committees on which they served.

      Executive sessions of non-Management Directors are held after regularly scheduled meetings of the Board and an executive session of independent directors is held at least once each year. The presiding Director of these executive sessions is the Chair of the Nominating/ Corporate Governance Committee, currently Mr. Ballard.
Audit Committee
      The Audit Committee has the authority and responsibility to engage and discharge the independent registered public accounting firm, pre-approve all audit and non-audit services to be provided by such firm, review the plan and results of the auditing engagement, review Management’s evaluation of the adequacy of the Company’s system of internal control over financial reporting, direct and supervise investigations into matters within the scope of its duties, and perform the duties set forth in its written charter and such other duties as are required by applicable laws or securities exchange rules. The members of the Audit Committee are Ms. Oster and Messrs. DeRosa and Trumbull, with Ms. Oster serving as Chair. The Audit Committee met five times during the year ended December 31, 2004.
      The Audit Committee is comprised solely of Directors who are not officers or employees of the Company and who we believe have the requisite financial literacy to serve on the Audit Committee. Additionally, they have no relationship to us that might interfere with the exercise of their independence from Management and they meet the standards of independence for members of an audit committee established by the Securities and Exchange Commission and the New York Stock Exchange. See “Independence and Meetings” above for a discussion of independence determinations.
      The Board, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Trumbull is the designated “audit committee financial expert” on the Audit Committee.
      The Audit Committee is governed by a written charter approved by the Board of Directors. The charter is available on our Web site at www.hcreit.com and from the Company upon written request sent to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475.
Compensation Committee
      The Compensation Committee is responsible for determining the nature and amount of compensation for Executive Officers. The members of the Compensation Committee are Messrs. Ballard, Borra and Donahue, with Mr. Borra serving as Chair. The Compensation Committee met five times during the year ended December 31, 2004. The Compensation Committee is governed by a written charter approved by the Board of Directors. The charter is available on our Web site at www.hcreit.com and from the Company upon written request sent to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475. See “Remuneration — Report of the Compensation Committee” for additional information regarding the Compensation Committee.
Executive Committee
      The function of the Executive Committee is to exercise all the powers of the Board (except any powers specifically reserved to the Board) between meetings of the Board. The Executive Committee is also responsible for reviewing and approving the Company’s investments between meetings of the Investment Committee. The members of the Executive Committee are Messrs. Ballard, Chapman and Grua. The Executive Committee met twice during the year ended December 31, 2004.
Investment Committee
      The function of the Investment Committee is to review and approve the Company’s investments in health care facilities. During the year ended December 31, 2004, the Investment Committee met four times. Each member of the Board is a member of the Investment Committee. The Executive Committee is responsible for reviewing and approving the Company’s investments between meetings of the Investment Committee.

Nominating/ Corporate Governance Committee
      Responsibilities and Members. The Nominating/ Corporate Governance Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board, to make nominations to fill vacancies on the Board and to select the nominees for the Directors to be elected by our stockholders at each annual meeting. In addition, the Committee is responsible for evaluating, implementing and overseeing the standards and guidelines for the governance of the Company, including monitoring compliance with those standards and guidelines, as well as evaluating the performance of the Board. The members of the Nominating/ Corporate Governance Committee are Messrs. Ballard, DeRosa and Grua, with Mr. Ballard serving as Chair. The Nominating/ Corporate Governance Committee met twice during the year ended December 31, 2004.
      The Committee is comprised solely of Directors who are not officers or employees of the Company. The Board has determined that no member of the Committee has any material relationship with the Company that might interfere with the member’s exercise of his independent judgment. The Board has also determined that each member meets the standards of independence established by the New York Stock Exchange.
      The Nominating/ Corporate Governance Committee is governed by a written charter approved by the Board of Directors. The charter is available on our Web site at www.hcreit.com and from the Company upon written request sent to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475.
      Consideration of Director Nominees. The Board believes that a nominee for Director should be or have been a senior manager, chief operating officer, chief financial officer or chief executive officer of a complex organization such as a corporation, university, foundation or governmental entity or unit or, if in a professional capacity, be accustomed to dealing with complex problems, or otherwise have obtained and excelled in a position of leadership. In addition, Directors and nominees for Director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom and vision to exercise sound business judgment and should have high personal and professional ethics, strength of character, integrity and values. Also, Directors and nominees for Director should be available and willing to attend regularly scheduled meetings of the Board and its committees and otherwise able to contribute a reasonable amount of time to our affairs, with participation on other boards of directors encouraged to provide breadth of experience to the Board. The age at the time of election of any nominee for Director should be such to assure a minimum of three years of service as a Director.
      In identifying and evaluating nominees for Director, the Committee first looks at the overall size and structure of the Board each year to determine the need to add or remove Directors. Second, taking into consideration the characteristics mentioned above, the Committee determines if there are any specific qualities or skills that would complement the existing strengths of the Board.
      The Committee uses multiple sources for identifying and evaluating nominees for Directors, including referrals from current Directors and Management, and may seek input from third party executive search firms retained at the Company’s expense. If the Committee retains one or more search firms, such firms may be asked to identify possible nominees, interview and screen such nominees and act as a liaison between the Committee and each nominee during the screening and evaluation process. The Committee will review the résumé and qualifications of each candidate and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Committee to be potential nominees, the Committee will obtain such background and reference checks as it deems necessary, and the Chair of the Committee and the Chairman of the Board will interview qualified candidates. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet the other members of the Committee. If the candidate is approved by the Committee, the candidate will have an opportunity to meet with the remaining Directors and the senior Management team. At the end of this process, if the Committee determines that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then recommend to the Board that the candidate stand for election by the stockholders or fill a vacancy or newly created position on the Board.
      The Committee will consider qualified nominees recommended by stockholders who may submit recommendations to the Committee in care of the Vice President and Corporate Secretary, Health Care REIT, Inc., One

SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475. To be considered by the Committee for inclusion in the Company’s proxy materials for the 2006 Annual Meeting, stockholder nominations must be submitted by November 24, 2005 and must be accompanied by: (1) the name, age, business address and, if known, residence address of the nominee; (2) the principal occupation or employment of the nominee for at least the last five years and a description of the qualifications of the nominee; (3) the class or series and number of shares of our stock that are owned beneficially or of record by the nominee; and (4) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of Directors under Regulation 14A of the Securities Exchange Act of 1934, as amended, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected. Also, the stockholder making the nomination should include: (1) his or her name and record address, together with the name and address of any other stockholder known to be supporting the nominee; and (2) the class or series and number of shares of our stock that are owned beneficially or of record by the stockholder making the nomination and by any other supporting stockholders. Nominees for Director who are recommended by stockholders will be evaluated in the same manner as any other nominee for Director.
      In addition, the By-Laws provide that a stockholder entitled to vote for the election of Directors may make nominations of persons for election to the Board at a meeting of stockholders by complying with required notice procedures. Those procedures include, but are not limited to, making the nomination by written notice and delivering it to our Vice President and Corporate Secretary not more than 120 days prior to the meeting and not less than 45 days before the date on which the Company first mailed or otherwise gave notice for the prior year’s annual meeting of stockholders.
      We may require that the proposed nominee furnish other information as we may reasonably request to assist in determining the eligibility of the proposed nominee to serve as a Director. At any meeting of stockholders, the Chairman of the Board may disregard the purported nomination of any person not made in compliance with these procedures.
Planning Committee
      The function of the Planning Committee is to assist Management with identifying strategic opportunities for the Company. The Planning Committee met once during the year ended December 31, 2004. Each member of the Board is a member of the Planning Committee.
COMMUNICATIONS WITH THE BOARD
      Stockholders and other parties interested in communicating with the Board of Directors or any specific Directors, including the presiding Director of executive sessions, or the non-Management Directors as a group, may do so by writing to the Board of Directors, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475. The Nominating/ Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to members of the Board. Under that process, the Vice President and Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of the correspondence (with copies of the correspondence attached) that, in the opinion of the Vice President and Corporate Secretary, relates to the functions of the Board or committees thereof or that she otherwise determines requires their attention (for example, if the communication received relates to questions, concerns or complaints regarding accounting, internal control over financial reporting and auditing matters, it will be summarized and forwarded to the Chair of the Audit Committee for review). Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

EXECUTIVE OFFICERS
      The following information is furnished as to the Executive Officers of the Company:
      George L. Chapman, age 57. Mr. Chapman has served as Chairman and Chief Executive Officer of the Company since October 1996 and served as President of the Company from September 1995 to May 2002. As described above, since 1992, Mr. Chapman has served in various executive capacities with the Company.
      Raymond W. Braun, age 47. Mr. Braun has served as President of the Company since May 2002, as well as Chief Financial Officer since July 2000. Since January 1993, Mr. Braun has served in various capacities, including Chief Operating Officer, Executive Vice President, Assistant Vice President and Assistant General Counsel of the Company.
      Charles J. Herman, Jr., age 39. Mr. Herman has served as Vice President and Chief Investment Officer of the Company since May 2004 and served as Vice President of Operations from August 2000 to May 2004. From 1998 to August 2000, Mr. Herman was a founding member and President of Herman/ Turner Group, LLC, a health care consulting company. Prior to that date, Mr. Herman was a founder and Chief Operating Officer of Capital Valuation Group, a health care consulting firm founded in 1991.
      Scott A. Estes, age 34. Mr. Estes has served as Vice President of Finance of the Company since April 2003. From January 2000 to April 2003, Mr. Estes served as a Senior Research Analyst and Vice President with Deutsche Bank Securities. From January 1998 to December 1999, Mr. Estes served as a Senior Equity Analyst and Vice President with Bank of America Securities.
      Michael A. Crabtree, age 48. Mr. Crabtree has served as Treasurer of the Company since July 2000. Mr. Crabtree served as Controller of the Company from 1996 to September 2002. From July 1993 to July 1996, Mr. Crabtree was Chief Financial Officer of Westhaven Services Co., a provider of pharmaceutical services to nursing homes.
      Erin C. Ibele, age 43. Ms. Ibele has served as Vice President and Corporate Secretary of the Company since January 1993. Since 1986, Ms. Ibele has served in various capacities with the Company.
      Jeffrey H. Miller, age 45. Mr. Miller has served as Vice President and General Counsel of the Company since July 2004. From 1996 to June 2004, Mr. Miller was a partner in the real estate practice group of the law firm of Shumaker, Loop & Kendrick, LLP.
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS
      The table below sets forth, as of March 11, 2005, unless otherwise specified, certain information with respect to the beneficial ownership of the Company’s shares of common stock by each person who is a Director of the Company, each Named Executive Officer (as defined below in the section “Remuneration — Compensation of Executive Officers”), and the Directors and Executive Officers of the Company as a group. Unless noted below, each person has sole voting and investment power regarding the Company’s shares. Also, unless noted below, the beneficial ownership of each person represents less than 1% of the outstanding shares of common stock of the Company.

	Common Stock

	Shares Held	Options Exercisable	Total Shares
Name of Beneficial Owner	of Record(1)	Within 60 Days	Beneficially Owned

William C. Ballard, Jr.	25,307	8,334	33,641	(2)
Pier C. Borra	65,000	11,667	76,667
Raymond W. Braun	110,627	56,268	166,895	(3)
George L. Chapman	235,343	78,332	313,675	(4)
Michael A. Crabtree	36,339	66,920	103,259
Thomas J. DeRosa	4,607	3,334	7,941
Jeffrey H. Donahue	16,757	3,333	20,090
Scott A. Estes	12,553	1,203	13,756
Peter J. Grua	17,007	6,667	23,674
Charles J. Herman, Jr.	26,205	1,331	27,536
Sharon M. Oster	12,007	8,334	20,341
Bruce G. Thompson	196,710	38,334	235,044
R. Scott Trumbull	24,160	20,000	44,160
All Directors and Executive Officers as a group (15 persons)	836,965	314,676	1,151,641	(5)

(1)	Includes all restricted shares granted under the Company’s 1995 Stock Incentive Plan or Stock Plan for Non-Employee Directors beneficially owned by such Directors and Named Executive Officers and all Directors and Executive Officers as a group as of March 11, 2005.

(2)	Mr. Ballard’s total shares beneficially owned include 5,000 shares owned by his spouse.

(3)	Mr. Braun’s total shares beneficially owned include 30,570 shares owned by his spouse’s revocable trust.

(4)	Mr. Chapman’s total shares beneficially owned include 8,905 shares held in his sons’ names.

(5)	Total beneficial ownership represents 2.16% of the outstanding shares of common stock of the Company.
      Based upon filings made with the Securities and Exchange Commission in 2005, the only stockholders known to the Company to be the beneficial owners of more than 5% of the Company’s common stock at March 11, 2005 are as follows:

			Percent of
	Common Stock		Outstanding
Beneficial Owner	Beneficially Owned		Common Stock(4)

Cohen & Steers Capital Management, Inc.	4,885,425	(1)	9.16%
757 Third Avenue New York, NY 10017
Barclays Global Investors, NA	3,435,038	(2)	6.44%
45 Fremont Street San Francisco, CA 94105
Clarion CRA Securities, L.P.	3,267,677	(3)	6.13%
259 N. Radnor-Chester Road, Suite 205 Radnor, PA 19087

(1)	Includes 4,855,425 shares over which Cohen & Steers Capital Management, Inc., a wholly-owned subsidiary of Cohen & Steers, Inc., has sole voting power and 4,885,425 shares over which it has sole dispositive power. Cohen & Steers Capital Management, Inc. and Cohen & Steers, Inc. made a joint filing with the Securities and Exchange Commission.

(2)	Includes 384,798 shares beneficially owned by Barclays Global Fund Advisors and 145,287 shares beneficially owned by Barclays Global Investors, Ltd. In the aggregate, Barclays Global Investors, NA and these related parties have sole voting power over 3,058,531 shares and sole dispositive power over 3,435,038 shares.

(3)	Includes 2,953,160 shares over which Clarion CRA Securities, L.P. has sole voting power and 3,267,677 shares over which it has sole dispositive power.

(4)	The percentages set forth in the filings of these beneficial owners have been revised to reflect their percentage ownership as of March 11, 2005.
Section 16(a) Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and Executive Officers, and persons who own beneficially more than 10% of the shares of common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Directors and Executive Officers complied with all applicable filing requirements during the fiscal year ended December 31, 2004.
REMUNERATION
Compensation of Executive Officers
      The table below presents the total compensation awarded to, earned by, or paid to the Chief Executive Officer of the Company during 2002, 2003 and 2004 and the total compensation awarded, earned, or paid during 2002, 2003 and 2004 to the Company’s four other most highly compensated Executive Officers who were serving at the end of 2004, and whose total annual salary and bonus exceeded $100,000 (together with the Chief Executive Officer, the “Named Executive Officers”). Long-Term Compensation includes long-term incentives, consisting of an aggregate of 45,672 shares of restricted stock and stock options to purchase 42,561 shares, which were granted on January 24, 2005 to the Named Executive Officers for performance during the fiscal year ended December 31, 2004.
Summary Compensation Table

					Long-Term Compensation

					Restricted	Securities
		Annual Compensation			Stock	Underlying
Name and					Awards	Options	All Other
Principal Position	Year	Salary ($)		Bonus ($)	($)(1)	(#)	Compensation ($)

George L. Chapman	2004	$496,350		$518,189	$868,303	23,198	$140,878	(2)
Chairman and	2003	481,893		534,667	950,109	42,262	137,075
Chief Executive Officer	2002	467,857		502,122	963,189	104,395	128,221

Raymond W. Braun	2004	285,402		273,130	374,297	10,000	83,570	(3)
President and	2003	277,089		281,814	408,847	18,187	82,094
Chief Financial Officer	2002	269,018		264,660	512,191	60,779	78,167

Charles J. Herman, Jr.	2004	218,545		259,289	133,276	3,561	28,000	(4)
Vice President and	2003	212,180		165,058	149,558	6,653	28,000
Chief Investment Officer	2002	206,000		109,945	175,499	29,397	29,000

Scott A. Estes	2004	141,750		76,758	117,476	3,139	5,592	(5)
Vice President – Finance	2003	91,558	(6)	100,000	339,970	6,015	0
	2002	N/A		N/A	N/A	N/A	N/A

Michael A. Crabtree	2004	142,757		68,737	99,687	2,663	38,055	(7)
Treasurer	2003	138,599		65,982	98,618	4,386	43,405
	2002	134,562		63,744	153,009	20,352	43,813

(1)	The restricted stock awards vest ratably over five years. The restricted stock awards set forth in the table are valued at the time of grant. The table below shows the aggregate number of shares of restricted stock held at December 31, 2004 plus those granted on January 24, 2005 for performance during the fiscal year ended December 31, 2004. The value of the restricted stock held at December 31, 2004 is calculated by multiplying the number of shares thereof by the closing market price of $38.15 on the last trading day of 2004, and the value of the restricted stock granted on January 24, 2005 is calculated by multiplying the number of shares thereof by the closing market price of $34.88 on the date of grant. Dividends are paid on the restricted shares at the same rate as on all other shares of common stock of the Company. Such dividends are not included in the Summary Compensation Table.

				Value of
				January 24, 2005
	Number of Shares of	Value of Restricted	Restricted Stock	Restricted Stock
	Restricted Stock at	Stock at	Grants on	Awards at Time
	December 31, 2004	December 31, 2004	January 24, 2005	of Grant

George L. Chapman	81,001	$3,090,188	24,894	$868,303
Raymond W. Braun	40,453	1,543,282	10,731	374,297
Charles J. Herman, Jr.	13,880	529,522	3,821	133,276
Scott A. Estes	9,165	349,645	3,368	117,476
Michael A. Crabtree	12,329	470,351	2,858	99,687

(2)	“All Other Compensation” includes $28,000 that is estimated to be contributed in connection with the Company’s Retirement Plan and Trust (“RPT”), $5,100 of term life insurance premiums paid by the Company on behalf of Mr. Chapman in 2004 and $107,778 of principal otherwise payable to the Company that was forgiven in 2004 pursuant to the terms of the Company’s Executive Loan Program (“ELP”) established in connection with the 1995 Stock Incentive Plan. See “Certain Relationships and Related Transactions — Executive Loan Program.”

(3)	“All Other Compensation” includes $28,000 that is estimated to be contributed in connection with the RPT, $2,260 of term life insurance premiums paid by the Company on behalf of Mr. Braun in 2004 and $53,310 of principal otherwise payable to the Company that was forgiven in 2004 pursuant to the terms of the ELP. See “Certain Relationships and Related Transactions — Executive Loan Program.”

(4)	“All Other Compensation” includes $28,000 that is estimated to be contributed in connection with the RPT.

(5)	“All Other Compensation” includes $5,592 that is estimated to be contributed in connection with the RPT.

(6)	Mr. Estes joined the Company as Vice President of Finance in April 2003 at an annual base salary of $135,000.

(7)	“All Other Compensation” includes $20,750 that is estimated to be contributed in connection with the RPT, $775 of term life insurance premiums paid by the Company on behalf of Mr. Crabtree in 2004 and $16,530 of principal otherwise payable to the Company that was forgiven in 2004 pursuant to the terms of the ELP. See “Certain Relationships and Related Transactions — Executive Loan Program.”
Employment Agreements
      The Company and Mr. Chapman have entered into an employment agreement that expires January 31, 2006, subject to optional successive three-year renewal terms. Mr. Chapman serves as the Company’s Chairman and Chief Executive Officer. Mr. Chapman’s annual base salary was increased to $516,204, effective January 1, 2005, and he is eligible for discretionary annual bonuses and stated fringe benefits. If Mr. Chapman is terminated without cause, he would receive severance pay for the remaining term of the agreement or for 24 months, whichever is greater. If he resigns during the 12 months following a “change in corporate control” (as defined in the employment agreement), he would receive severance pay for 36 months. These severance benefits would be made in a series of monthly payments, in an amount equal to one-twelfth of the sum of his annual base salary and the greater of the average of his annual bonuses for the two fiscal years immediately preceding the termination or change in corporate control or a minimum bonus equal to 60% of his annual base salary. At Mr. Chapman’s election, the Company may instead be required to make an immediate lump sum payment equal to the present value of such monthly payments, calculated using a discount rate equal to the interest rate on 90-day Treasury Bills reported at the date the election is delivered. Mr. Chapman’s stock option and restricted stock awards under the 1995 Stock Incentive Plan would become vested and immediately exercisable in the event of a change in corporate control, or upon his death, disability or termination without cause. In addition, if it is determined that any payment by the Company to Mr. Chapman would be a golden parachute subject to excise tax, the amount of the payments to him would be increased to cover such excise tax.
      The Company has entered into similar employment agreements with certain other Executive Officers of the Company that expire January 31, 2007, and provide for optional successive two-year renewal terms, minimum annual salaries, stated benefits, and severance payments in the event of a termination without cause or a change in corporate control.
      For those Executive Officers who have an employment agreement with the Company, if any amounts forgiven under the Executive Loan Program are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will make a gross-up payment to the Executive Officers consistent with the formula set forth in the Executive Officer’s then current employment agreement with respect to excise taxes, if any. See “Certain Relationships and Related Transactions — Executive Loan Program” below for additional information about these loans.
1995 Stock Incentive Plan
      The Company’s 1995 Stock Incentive Plan authorizes the Compensation Committee of the Board to grant eligible officers and key employees of the Company awards consisting of options to purchase shares of common stock, stock appreciation rights, dividend equivalent rights, shares of restricted stock or performance shares. The Compensation Committee has the discretion to select the particular officers and key employees who will receive awards.
Option Grants
      The table below provides information regarding options to purchase shares of common stock granted to the Named Executive Officers. These option grants consist of stock options to purchase 42,561 shares that were granted on January 24, 2005 to the Named Executive Officers for performance during the fiscal year ended December 31, 2004.

	Number of	% of Total
	Shares	Options
	Underlying	Granted to	Exercise
	Options	Employees	or Base		Grant
	Granted	in Fiscal	Price	Expiration	Date
Name	(#)(1)(2)	Year(3)	($/SH)	Date	Value($)(4)

George L. Chapman	23,198	38%	$34.88	1/24/15	$289,432
Raymond W. Braun	10,000	16%	34.88	1/24/15	124,766
Charles J. Herman, Jr.	3,561	6%	34.88	1/24/15	44,429
Scott A. Estes	3,139	5%	34.88	1/24/15	39,164
Michael A. Crabtree	2,663	4%	34.88	1/24/15	33,225

(1)	All of the options granted vest in five, substantially equal installments, commencing in January 2006 and ending in January 2010.

(2)	The options were granted on January 24, 2005. The terms of the options permit broker assisted cashless exercises and payment of the option exercise price by delivery of previously owned shares. The options include dividend equivalent rights (“DERs”) which provide for the accrual of deferred cash payments equivalent to dividends on the shares covered by such options, at the same rate as dividends are paid on the Company’s common stock for each dividend payment date between the date the options were granted and the date the options are exercised or expire. Such DERs will be paid out in cash only after the corresponding option has become vested.

(3)	Option grants consist of stock options to purchase 42,561 shares that were granted on January 24, 2005 to the Named Executive Officers for performance during the fiscal year ended December 31, 2004.

(4)	The options were granted on January 24, 2005 and the Black-Scholes option valuation methodology was used based on estimates as of such date. In using such methodology, the following variables were used: risk-free interest rate of 4.25%, dividend yields of 0.00%, expected lives of seven years, and expected volatility of 22.82%. The actual value, if any, that a Named Executive Officer may realize will depend upon the excess of the closing market price over the exercise price on the date the option is exercised and, because the options include DERs, the total dividends paid by the Company. There is no assurance that the value realized by a Named Executive Officer will be at or near the value estimated by this calculation.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values*
      The following table provides information regarding option exercises with respect to shares of common stock by each of the Named Executive Officers and the values of such Named Executive Officers’ unexercised options:

	Shares		Number of Shares Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-The-Money Options
	on	Value	at Fiscal Year End		at Fiscal Year End(2)
	Exercise	Realized
Name	(#)	($)(1)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

George L. Chapman	251,398	$3,325,101	84,000	235,297	$1,226,025	$2,858,771
Raymond W. Braun	127,156	1,438,904	51,000	124,560	903,535	1,559,837
Charles J. Herman, Jr.	37,130	548,426	21,000	61,670	368,235	810,016
Scott A. Estes	0	0	0	6,015	0	6,917
Michael A. Crabtree	12,000	233,880	61,971	45,867	1,017,929	615,709

(1)	Value at exercise is the difference between the closing market price on the date of exercise less the exercise price per share, multiplied by the number of shares acquired on exercise.

(2)	Calculated based on the closing market price on the last trading day of 2004 multiplied by the number of applicable shares covered by in-the-money options, less the total exercise price for such shares.

*	Options at fiscal year end do not include stock options to purchase 42,561 shares that were granted on January 24, 2005 to the Named Executive Officers for performance during the fiscal year ended December 31, 2004.
Supplemental Executive Retirement Plan
      Effective January 1, 2001, the Compensation Committee of the Board of Directors adopted a Supplemental Executive Retirement Plan (the “SERP”), a non-qualified defined benefit pension plan that provides certain executives selected by the Compensation Committee with supplemental deferred retirement benefits. The SERP provides an opportunity for participants to receive retirement benefits that cannot be paid under the Company’s tax-qualified 401(k) Profit Sharing Plan because of the restrictions imposed by ERISA and the Internal Revenue Code of 1986, as amended.
      The SERP benefit is designed to provide a benefit payable at retirement at age 65 or older equal to 35% of the participant’s average compensation at retirement, offset by the actuarial equivalent of the benefit provided by the Company’s qualified plan. Since the SERP benefit accrues over the career of the participant, if the participant retires before his or her 65th birthday, the benefit will be subject to a reduction for proration of length of participation and a further reduction based upon the number of months the participant’s retirement occurs prior to his or her 65th birthday. Average compensation is defined under the SERP to mean the average of the three highest years of salary and bonus compensation considering all years completed prior to the date of retirement.
      The actuarial equivalent of the benefit provided by the Company’s qualified plan represents the value of Company contributions to the participant’s qualified retirement plan accounts projected to age 65 and expressed as a monthly benefit payable for life. The projected value of Company contributions is determined by using all contributions made on behalf of the participant for plan years completed prior to the date of retirement and a 7.5% interest rate compounded annually.
      In the event of a change in control of the Company, if the employment of the chief executive officer of the Company is terminated, either voluntarily or involuntarily for any reason, he or she will be entitled to receive the full retirement benefit, unreduced by the proration for length of participation or the early retirement reduction. With respect to other participants, if their employment is terminated after a change in control, either voluntarily or involuntarily for any reason, they will be entitled to receive their early retirement benefits as of the date of termination calculated by adding an additional five years of participation (up to but not beyond age 65) to the length of their participation proration, but with no reduction for early retirement.
      The SERP is unfunded and all benefits will be paid from the general assets of the Company. Eligibility is limited to a select group of Management or highly compensated employees whose qualified plan benefits are limited by ERISA and the Internal Revenue Code of 1986, as amended. The Compensation Committee has selected George L. Chapman and Raymond W. Braun to participate in the SERP. The following table illustrates, for a range of average compensation, the anticipated annual benefit if the participant retired and chose to receive benefits at age 65 calculated prior to any offset for the Company contributions to the participant’s qualified plan:

Average Compensation	Age 65

$ 500,000	$175,000
$ 600,000	$210,000
$ 700,000	$245,000
$ 800,000	$280,000
$ 900,000	$315,000
$1,000,000	$350,000
$1,100,000	$385,000
$1,200,000	$420,000
$1,300,000	$455,000
$1,400,000	$490,000
      Based on current compensation, ages and years of participation, if Mr. Chapman and Mr. Braun would have elected early retirement at the end of 2004, Mr. Chapman and Mr. Braun would have been eligible for an annual benefit of $73,845 and $0, respectively, prior to any offset from their qualified retirement plan accounts.
Compensation of Directors
      Each Director receives an annual fee of $20,000 for his or her services. In addition, each Director receives a fee of $1,500 for each Board meeting attended. Members of the Audit, Compensation, Executive and Nominating/ Corporate Governance Committees receive $1,000 for each meeting attended and members of the Investment and Planning Committees receive $1,200 and $1,500, respectively, for each such committee meeting attended. The Chairs of the Audit, Compensation and Nominating/ Corporate Governance Committees receive an additional fee of $5,000 per year.
      Director’s fees are not paid to Mr. Chapman. The fees paid to all other Directors totaled $303,000 in 2004.
      During 1997, the Company adopted the Stock Plan for Non-Employee Directors. Pursuant to this Plan, each continuing Director not employed by the Company was granted 1,000 shares of restricted stock and options to purchase 5,000 shares of common stock in 2002. In 2003, each non-employee Director received stock options to purchase 5,000 shares and a grant of 1,500 shares of restricted stock. In 2004, each non-employee Director received a grant of 2,000 shares of restricted stock and no stock options and, upon joining the Board, Mr. DeRosa received an option to purchase 10,000 shares of common stock. On January 24, 2005, each non-employee Director received a grant of restricted stock worth $70,000 and no stock options.
      All of the options have an option exercise price equal to the fair value of the shares at the time the options were granted. The options granted to a Director under this Plan may not be exercised more than 10 years after the date the options are granted. Option awards generally become exercisable in three equal installments on the first three anniversaries of the date of grant, so that one-third of the shares subject to the options will first become available for purchase by the Director on each of these anniversaries. Restricted stock awards granted prior to January 24, 2005 generally become vested on the six month anniversary of the date of the grant. The restricted stock awards granted on January 24, 2005 vest in three equal installments on the first three anniversaries of the date of the grant. The other terms of these awards are set forth in detail in the Stock Plan for Non-Employee Directors.
Equity Compensation Plan Information
      The following table sets forth certain information, as of December 31, 2004, concerning shares of common stock authorized for issuance under all of the Company’s equity compensation plans:

(c)
Number of Securities
Remaining Available for
	(a)	(b)	Future Issuance Under
	Number of Securities to	Weighted Average	Equity Compensation Plans
	be Issued Upon Exercise	Exercise Price of	(Excluding Securities
	of Options	Outstanding Options	Reflected in Column (a))

Equity compensation plans approved by stockholders	1,014,511	$24.86	734,069	(1)
Equity compensation plans not approved by stockholders	None	N/A	None

Totals	1,014,511	$24.86	734,069	(1)

(1)	This number includes 624,320 shares of common stock reserved for future issuance under the 1995 Stock Incentive Plan, as amended, and 109,749 shares of common stock reserved for future issuance under the Stock Plan for Non-Employee Directors, as amended. The number of shares reserved for future issuance under the 1995 Stock Incentive Plan may increase automatically each year if the total number of outstanding shares of common stock increases by more than 5% during any 12 calendar months by reason of equity offerings. The number of shares reserved for future issuance under the Stock Plan for Non-Employee Directors increases automatically each year by a number of shares equal to the number of non-employee Directors serving on the Board of Directors each January 1 times 6,000 shares (up to a maximum of 90,000 shares). If the Health Care REIT, Inc. 2005 Long-Term Incentive Plan is approved by the Company’s stockholders at the Annual Meeting, no future awards will be granted under the 1995 Stock Incentive Plan or the Stock Plan for Non-Employee Directors and no shares of common stock reserved for future issuance under such plans will be granted under the 2005 Long-Term Incentive Plan. See “Proposal 2 — Approval of the Health Care REIT, Inc. 2005 Long-Term Incentive Plan.” There are no shares of common stock reserved for future issuance under the Health Care REIT, Inc. 1985 Incentive Stock Option Plan, as amended.
Report of the Compensation Committee
      The Compensation Committee of the Board is responsible for determining the nature and amount of compensation for the Company’s seven Executive Officers. The Committee currently consists of three non-employee Directors, Pier C. Borra, William C. Ballard, Jr. and Jeffrey H. Donahue. During the year ended December 31, 2004, the Compensation Committee of the Board met five times, and also met twice in January 2005.
      The Compensation Committee has developed the Company’s executive compensation program to have a strong pay-for-performance foundation. The Compensation Committee believes that compensation for the Chief Executive Officer and other Executive Officers should be generally competitive with other REITs, in order to retain and attract top management talent, and should be linked to the achievement of the Company’s short and long-term financial and strategic goals. The Compensation Committee utilizes the services of Frederic W. Cook & Co., a nationally recognized executive compensation consulting firm, to assist the Compensation Committee in reviewing and developing the Company’s executive compensation program.

      The Compensation Committee annually assesses the competitiveness of compensation for the Company’s Executive Officers by reviewing competitive market data compiled by the independent consultant from companies in multiple peer groups. This year, the compensation of the Executive Officers was compared to executive compensation practices within a group of REITs focusing in the health care industry, as well as a group of REITs in a variety of asset classes of similar size to the Company. The Compensation Committee confirmed that the Company’s executive compensation program is appropriate relative to the market.
      The three key components of the Company’s Executive Officer compensation program are annual base salaries, annual incentive compensation and long-term incentive awards under the Company’s 1995 Stock Incentive Plan.
      Base Salaries. The Executive Officers’ base salaries are established in their employment agreements and the Compensation Committee may adjust those base salaries from time to time, as it deems appropriate. For 2004, following discussions with the Chief Executive Officer and the Company’s compensation consultant, the Compensation Committee approved 4% salary increases for the Executive Officers, with larger increases for Messrs. Braun and Estes and Ms. Ibele, to keep the compensation levels of the Executive Officers competitive with the pay levels that other peer-group REITs provide for similar executive officer positions.
      Annual Incentive Compensation. Annual incentive compensation payments to Executive Officers are based on the achievement of pre-established corporate and individual goals for the performance year. Eighty percent of the incentive compensation opportunity for Messrs. Chapman and Braun, and 60% of the incentive compensation opportunity for the other Executive Officers, are based on objective corporate performance goals, such as the Company’s overall performance against its business plan and changes in stockholder value. The remainder of each executive’s incentive compensation opportunity is based on other pre-established performance factors. For each executive, a range of earnings opportunity is established at the beginning of the performance period corresponding to three levels of performance (a threshold, target and high performance level) for the annual cash bonus. In January 2004, the Compensation Committee approved a set of corporate performance goals to be used in setting incentive compensation for Executive Officers. The 2004 corporate performance goals set by the Compensation Committee for the annual incentive program related to (1) funds from operations (FFO) per share (a standard measure of financial earnings performance for REITs); (2) net real estate investments; and (3) maintenance of credit ratings. The Company’s 2004 performance met or exceeded the target level for each of these performance measures.
      Long-Term Incentive Compensation. The 1995 Stock Incentive Plan has been the Company’s primary vehicle for providing long-term incentive compensation to Executive Officers, and is intended to enable the Company to provide its Executive Officers and other key employees with competitive equity-based compensation in order to align Management and stockholder interests, enhance focus on the creation of stockholder value, and support the long-term retention of key contributors. Under the terms of the Company’s 1995 Stock Incentive Plan, the Compensation Committee has authority to approve stock option, restricted stock or other equity-based incentive awards to Executive Officers and key employees and to determine the terms of these awards.
      Similar to the annual incentive program, long-term incentive awards for Executive Officers are based on the achievement of pre-established corporate and individual goals for the performance years. For all Executive Officers, 75% of the value of the long-term incentive compensation award is based on corporate performance goals set by the Compensation Committee for the long-term incentive program, which related to (1) three-year total stockholder return relative to the NAREIT Index; (2) net real estate investments; and (3) dividend payout ratio. The remaining 25% of the value of the long-term award is based on a qualitative assessment of individual performance. The Company’s 2004 performance met or exceeded the target level for each of the above-mentioned corporate performance measures.
      At its January 2005 meeting, the Compensation Committee approved long-term incentive awards for Executive Officers of the Company. The Compensation Committee determined that 75% of the value of the long-term incentive compensation earned by each Executive Officer for 2004 should be granted in the form of shares of restricted stock, with the remainder delivered as stock options with dividend equivalent rights, valued at $12.48 per share. Dividend equivalent rights entitle the holder to receive a cash payment equal to the dividend paid on a share of the Company’s stock. Options with dividend equivalent rights are effective long-term incentives and are especially appropriate for a REIT, since they reward total stockholder return, not just share price appreciation. Based on the attainment of performance goals during the year, the Committee approved a specific dollar amount of long-term incentive compensation value for each executive, and then converted these dollar amounts into a number of restricted shares and a number of options with dividend equivalent rights, based on the 75%/25% mix discussed above and the share price at the time of grant. For 2004 performance, the Committee granted 48,359 options with dividend equivalent rights, each valued at $12.48 per share, and 51,893 shares of restricted stock, each valued at $34.88 per share, to the Executive Officers. Both the options and restricted shares vest ratably over five years, and cash payments attributable to dividend equivalent rights will accrue and be paid out only when the corresponding option has vested.
      CEO Compensation. The Compensation Committee increased Mr. Chapman’s annual base salary for 2005 from $496,350 to $516,204 effective January 1, 2005. In addition to his base salary, Mr. Chapman was eligible to receive an annual bonus for 2004 based on a percentage of his annual base salary, with the percentage earned to depend on achievement of the performance goals established by the Committee at its January 2004 meeting. Based upon the Company’s achievement of the pre-established annual incentive goals, as well as the achievement of individual goals, Mr. Chapman was awarded an annual bonus of $518,189 (104.4% of his 2004 annual base salary). Mr. Chapman was also eligible to receive long-term incentive compensation for 2004 based on the achievement of the long-term incentive goals, as outlined above. In January 2005, Mr. Chapman was granted 23,198 options with dividend equivalent rights and 24,894 restricted shares. The Compensation Committee believes that the amount of Mr. Chapman’s compensation is consistent with general compensation levels within the health care REIT sector, as well as the broader public REIT industry, and appropriate in view of the Company’s performance in 2004.
      Section 162(m). The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the Executive Officers of the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Although the Company does not pay corporate income taxes because it is a real estate investment trust, the Compensation Committee will strive to provide Executive Officers with attractive, well-designed compensation packages that will generally preserve the deductibility of such payments for the Company. Certain types of compensation payments and their deductibility depend upon the timing of an Executive Officer’s vesting or exercise of previously granted rights. Moreover, interpretations of any changes in the tax laws and other factors beyond the Compensation Committee’s control may affect the deductibility of certain compensation payments. As mentioned above, however, since the Company does not pay corporate income taxes, the loss of this deduction would not have adverse consequences for the Company. If deductibility becomes an issue, the Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments to Executive Officers and benefits to the extent reasonably practical and to the extent consistent with its other compensation objectives, but reserves the right to make incentive-based awards not exempt from these limits where such awards are appropriate and will not have a material impact on stockholder value.
      The Compensation Committee is committed to maintaining a compensation program that appropriately aligns the Company’s executive compensation with corporate performance and the interests of its stockholders. The Compensation Committee periodically reviews its program in order to make any further changes it considers necessary to achieve such objectives.
Pier C. Borra, Compensation Committee Chair
William C. Ballard, Jr., Compensation Committee Member
Jeffrey H. Donahue, Compensation Committee Member
March 11, 2005
Stockholder Return Performance Presentation
      Set forth below is a line graph comparing the yearly percentage change and the cumulative total stockholder return on the Company’s shares against the cumulative total return of the S & P Composite-500 Stock Index and the NAREIT Equity Index. One hundred fifty four companies comprise the NAREIT Equity Index. The Index consists of REITs identified by NAREIT as equity (those REITs which have at least 75% of equity investments).

Upon written request sent to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475, the Company will provide stockholders with the names of the component issuers. The data are based on the closing prices as of December 31 for each of the five years. 1999 equals $100 and dividends are assumed to be reinvested.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

S & P 500	100.00	90.90	80.09	62.39	80.29	89.02

Company	100.00	124.16	206.43	249.32	358.88	405.95

NAREIT Equity	100.00	126.37	143.97	149.47	204.98	269.70

      Except to the extent the Company specifically incorporates this information by reference, the foregoing Report of the Compensation Committee and Stockholder Return Performance Presentation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. This information shall not otherwise be deemed filed under such acts.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Executive Loan Program
      Pursuant to the provisions of the Company’s 1995 Stock Incentive Plan, the Company instituted an Executive Loan Program in 1999, pursuant to which the Company made six recourse loans to each of Messrs. Chapman, Braun and Crabtree and Ms. Ibele, Executive Officers of the Company, to assist them with paying taxes related to the vesting of restricted stock awards made under the 1995 Stock Incentive Plan. The Executive Loan Program was discontinued on July 30, 2002 as a result of the passage of the Sarbanes-Oxley Act of 2002. No additional loans will be made to the Executive Officers. The passage of this act did not affect any of the features of the existing loans.
      At March 11, 2005, the balance of the loans made to Messrs. Chapman, Braun and Crabtree and Ms. Ibele were $146,357, $73,170, $23,914 and $29,694, respectively. The highest amount due during 2004 by each of Messrs. Chapman, Braun and Crabtree and Ms. Ibele, was $276,762, $137,794, $43,051 and $57,143, respectively.
      Each loan is evidenced by a promissory note, is secured by a pledge of the shares of the common stock of the Company that vested and gave rise to the tax liability with respect to which the loan was made to the Executive Officer and bears interest at the mid-term applicable federal rate established by the Internal Revenue

Service at the time of the loan. The interest rates for the six loans range from 3.94% to 6.21% and interest is payable annually. Each note becomes due and payable five years after the date of the note; however, on each anniversary date of each note, if the Executive Officer continues to be employed by the Company, one-fifth of the original principal amount due under the note is forgiven. If the Executive Officer’s employment is involuntarily terminated for cause before a note is fully paid or if the Executive Officer voluntarily terminates his or her employment with the Company (other than by reason of death, disability or as a result of a change in corporate control) before a note is fully paid, the outstanding balance becomes due and payable in 90 days. The entire outstanding amount due under the note will be forgiven in the event of a change in corporate control in the Company or the death, disability or involuntary termination of the Executive Officer by the Company without cause.
      Finally, if any amounts forgiven are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will make a gross-up payment to the Executive Officers consistent with the formula set forth in the Executive Officer’s then current employment agreement with respect to excise taxes. In 2004, $199,409 was forgiven pursuant to the terms of the Executive Officers’ existing loans.
Other Relationships and Related Transactions
      In 1984, the Company provided a direct loan and a credit enhancement to a partnership in connection with an assisted living facility. Mr. Thompson, a Director of the Company, owns 50% of First Toledo Corporation, which serves as a general partner of the partnership. An affiliate of Mr. Thompson, Kingston HealthCare Company, operates the facility. The partnership structure facilitated industrial development bond financing, and a credit enhancement was provided in the form of the Company’s agreement to purchase the facility or the bonds in the event of default by the partnership. At December 31, 2004, the Company’s contingent obligation under the agreement to purchase totaled $3,195,000. For the fiscal year ended 2004, the Company received $87,000 in connection with its contingent obligation pursuant to the agreement to purchase. For the fiscal year ended 2004, the Company recorded $682,400 of interest income.
      At the time this transaction was entered into, it was approved by a majority of Directors unaffiliated with the transaction. For the fiscal year ended December 31, 2004, revenues from related parties totaled $769,400, or 0.03%, of the revenues (including the revenues from discontinued operations) of the Company.
PROPOSAL 2 — APPROVAL OF THE HEALTH CARE REIT, INC.
2005 LONG-TERM INCENTIVE PLAN
      The Board adopted the Health Care REIT, Inc. 2005 Long-Term Incentive Plan (the “2005 Incentive Plan”) on January 24, 2005, subject to approval by the stockholders of the Company at the Annual Meeting. If approved by the stockholders of the Company, the 2005 Incentive Plan will replace the Company’s 1995 Stock Incentive Plan and the Stock Plan for Non-Employee Directors (the “Current Plans”).
      The Board is unanimously recommending this proposal because it believes strongly in encouraging officers, key employees and non-employee directors of the Company to acquire a proprietary interest in the growth, development and financial success of the Company. Through stock-based and other performance-based compensation, participants will be motivated to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all stockholders. The 2005 Incentive Plan will also enable the Company to continue to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends.
      The 2005 Incentive Plan reserves 2,200,000 shares of common stock for issuance. As of March 11, 2005, there were 653,933 shares of common stock reserved for future issuance under the Current Plans. If the 2005 Incentive Plan is not approved, the 1995 Stock Incentive Plan will terminate on May 8, 2005 and the Stock Plan for Non-Employee Directors will expire on January 20, 2007, and no awards may be granted under these plans on or after such dates. If the 2005 Incentive Plan is approved, no future awards will be granted under the Current Plans and no shares of common stock reserved for future issuance under the Current Plans will be granted under the 2005 Incentive Plan.

      The 2005 Incentive Plan is more flexible and contemporary than the Current Plans. For example, the 1995 Stock Incentive Plan does not permit the Company to issue Other Stock Unit Awards (as defined below). In addition, the 2005 Incentive Plan permits awards to non-employee directors, officers and key employees, whereas the 1995 Stock Incentive Plan only permits awards to officers and employees and the Stock Plan for Non-Employee Directors only permits awards to non-employee directors. The Company believes that a consolidated plan will make it easier for stockholders to review and approve the Company’s equity incentive program.
      The following is a summary of the material terms of the 2005 Incentive Plan and is qualified in its entirety by reference to the 2005 Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A.
Summary of the 2005 Incentive Plan
      Administration. The Compensation Committee of the Board of Directors (the “Committee”) will administer the 2005 Incentive Plan. The Committee may make grants to participants under any or a combination of the various types of awards that are authorized under the 2005 Incentive Plan. The Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment, limitations, restrictions, exercise periods and other terms and conditions of each award, consistent with the provisions of the 2005 Incentive Plan. In addition, the Committee has the authority to establish rules and regulations for the administration of the 2005 Incentive Plan. The Committee may delegate to a committee of one or more directors, or to the extent permitted by law, to one or more officers, the right to grant awards to participants who are neither officers nor non-employee directors of the Company.
      The Committee consists of at least three directors, each of whom is (1) a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (2) an “outside director” within the meaning of Section
162(m)(4)(C)(i) of the Internal Revenue Code (the “Code”), and (3) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.
      Shares Available Under the 2005 Incentive Plan. The number of shares of common stock of the Company reserved for issuance under the 2005 Incentive Plan will be 2,200,000 shares, which may be authorized and unissued shares or shares held by the Company as treasury stock. As described below under the heading “Adjustments,” this maximum number of shares is subject to adjustment to reflect any change or changes in the outstanding common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, in order to prevent substantial dilution or enlargement of the rights intended to be provided under the 2005 Incentive Plan.
      If any shares of common stock subject to any award or to which an award relates, granted under the Current Plans or the 2005 Incentive Plan, are forfeited, cancelled or surrendered, or terminate unexercised, except by reason of the exercise of a related SAR (as defined below in “Types of Awards”), the shares of common stock previously set aside for such awards will again be available for future issuance under the 2005 Incentive Plan. In addition, shares of common stock tendered or withheld to exercise options and shares of common stock withheld or tendered to satisfy tax liabilities arising from option exercise or vesting of other awards will again be available for future issuance under the 2005 Incentive Plan. However, no shares of common stock reserved for future issuance under the Current Plans will be granted under the 2005 Incentive Plan.
      The market value of a share of common stock of the Company was $33.25 on March 11, 2005, which was the closing price of the common stock on the New York Stock Exchange on that date.
      Eligibility. Any officer, key employee or non-employee director of the Company, who is selected by the Committee or its designee, is eligible to receive an award under the 2005 Incentive Plan. The Company currently has eight non-employee directors and 40 full-time employees.
      Types of Awards. The 2005 Incentive Plan authorizes the grant of options to purchase shares of common stock, stock appreciation rights (“SARs”), dividend equivalent rights, restricted stock, performance awards and other stock unit awards. Awards may be granted alone, in addition to, or in combination with any other award granted under the 2005 Incentive Plan. All such awards will be evidenced by a written award agreement.

      Options. The Committee may grant a participant options that entitle the participant to purchase a specified number of shares of common stock at a price equal to or greater than the fair market value of a share of common stock on the date of grant (“Options”). The option price is payable at the time of exercise (1) in cash, (2) by tendering shares of common stock currently owned by the participant with a fair market value equal to the option price, (3) if permitted by the applicable award agreement, by delivery of an irrevocable notice of exercise, payment of the option price by the participant’s broker and an irrevocable instruction to the Company to deliver the shares of common stock promptly to the broker for the participant’s account, or (4) in any other form acceptable to the Company. The Committee has the discretion to determine when each Option granted will become exercisable and to prescribe any vesting schedule limiting the exercisability of the Options. The vesting schedule may be subject to certain exceptions, including, without limitation, exceptions relating to retirement, disability, or death of a participant or a change in corporate control of the Company. Except as provided in the award agreement, Options will not be exercisable before one year from the date of grant and may not be exercised more than ten years from the date of grant.
      Without the approval of the Company’s stockholders, no Option may be amended to reduce its option price, no Option may be cancelled and replaced with an Option having a lower option price or another award, and no other action may be taken with respect to an Option that would be treated as a “repricing” under New York Stock Exchange rules and regulations.
      Options granted under the 2005 Incentive Plan may be Options to employee participants that are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Code or Options that are not intended to so qualify (“Nonstatutory Options”). The aggregate fair market value of the shares of the Company’s common stock subject to Incentive Stock Options that first become exercisable by a participant during any calendar year may not exceed $100,000. The maximum number of shares of common stock that may be granted as Incentive Stock Options under the 2005 Incentive Plan is 2,200,000. In addition, for any Incentive Stock Option granted to a participant who owns more than 10% of the voting power of all classes of capital stock of the Company, the option price may not be less than 110% of the fair market value of a share of common stock on the date of grant and the Option may not be exercised more than five years after the date of grant.
      Dividend Equivalent Rights. A recipient of an award may, in the discretion of the Committee, be entitled to receive cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on shares of common stock (“Dividend Equivalent Rights”) with respect to the number of shares of common stock covered by the award, and the Committee may provide that such amounts, if any, will be deemed to have been reinvested in additional shares of common stock or otherwise reinvested.
      SARs. Participants may be granted tandem SARs (consisting of SARs with related Options), SARs in connection with any other award and stand-alone SARs. Upon exercise of an SAR, a participant is entitled to an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR (or the option price of the related Option). This amount may be paid in cash, shares of common stock, other property or any combination of the foregoing, as determined by the Committee. Tandem SARs may be exercised only at the time and only to the extent that the related Option is exercisable and the exercise of an SAR will result in the surrender of the related Option. Except as provided in an award agreement, SARs will not be exercisable before the expiration of one year from the date of grant and the exercise price of an SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant. The Committee generally will not be allowed to lower the exercise price of an SAR after it is granted.
      Restricted Stock. The holder of restricted stock will own shares of common stock subject to restrictions imposed by the Committee (“Restricted Stock”). The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The grant of Restricted Stock may be made without any payment by the participant other than the rendering of services.
      During a period established by the Committee and set forth in the participant’s award agreement, the participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Generally, awards of Restricted Stock will have a restriction period of not less than three years. However, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate. Upon termination of a participant’s service during the restriction period, any unvested shares of Restricted Stock may be cancelled, accelerated, or continued, as provided in the applicable award agreement, or, in the absence of such a provision, as the Committee may determine. The participant’s award agreement or the participant’s employment agreement, if any, may provide that in the event of a participant’s retirement, disability, or death, or in the event of a change in corporate control, the restrictions imposed on the shares of Restricted Stock will lapse immediately.
      Performance Awards. The Committee may grant performance awards that become payable to a participant upon the achievement of specified management objectives during a period of time established by the Committee (“Performance Awards”). The performance period may not be shorter than twelve months or longer than five years. To the extent earned, the Performance Awards will be paid to the participant at the time and in the manner determined by the Committee, but not before the end of the relevant performance period, in cash or in shares of common stock or any combination thereof. The specified performance period may be subject to earlier termination in the event of a change in corporate control of the Company or other similar event. Management objectives will be utilized in order to satisfy the requirements of Section 162(m) of the Code.
      Other Stock Unit Awards. Other awards of shares of common stock and other awards that are valued or based on shares of common stock or other property may be granted to participants under the 2005 Incentive Plan either alone, in addition to, or as a form of payment in settlement of other awards under the 2005 Incentive Plan (“Other Stock Unit Awards”). Other Stock Unit Awards will be paid only in shares of common stock and will otherwise be subject to the discretion of the Committee. Except for certain limited situations, Other Stock Unit Awards to participants will be subject to restrictions imposed by the Committee for a period of not less than three years from the date of grant (but permitting pro rata vesting over such time); provided, however, that such restrictions will not be applicable to any grants of Other Stock Unit Awards in payment of Performance Awards, or grants of Other Stock Unit Awards on a deferred basis.
      Change in Corporate Control. The terms of an award agreement may provide that, in the event of a change in corporate control (as defined in the 2005 Incentive Plan and subject to certain limitations and restrictions described in the 2005 Incentive Plan), (1) Options and SARs immediately vest and become fully exercisable, (2) the restrictions on Restricted Stock will lapse immediately and the Restricted Stock will become free of all restrictions and limitations and become fully vested, (3) all Performance Awards will be considered to be earned and payable, and any deferral or other restriction will lapse and such Performance Awards will be immediately settled or distributed, and (4) the restrictions and deferral limitations and other conditions applicable to any other awards will lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable.
      Section 162(m) of the Internal Revenue Code. Awards of Restricted Stock, Performance Awards or Other Stock Unit Awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code will be subject to the attainment of certain management objectives established by the Committee. These management objectives must be based on one or any combination of the following performance measures: gross real estate investments; net real estate investments; net revenues; dividend payout ratio; dividend growth; dividend yield; dividend payments; maintenance of credit ratings; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; funds from operations; funds available for distribution; cash available for distribution; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; total stockholder return; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; and/or return on invested capital of the Company or any division or business unit of the Company. These performance goals may be based solely upon the performance of the Company or a division or business unit of the Company, or based upon the performance of the Company relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s Management, or (c) a change in accounting standards required by generally accepted accounting principles.

      Award Limitations. No participant may be granted (1) Options or SARs during any 36-month period with respect to more than 500,000 shares of common stock or (2) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in shares of common stock in any 36-month period with respect to more than 200,000 shares (the “Limitations”). In addition, the maximum dollar value payable to any participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to property other than shares of common stock is $4,000,000. If an award is cancelled, the cancelled award will continue to be counted toward the applicable Limitations.
      Transferability. Except as provided in the 2005 Incentive Plan or in an award agreement, no award under the 2005 Incentive Plan is transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and such award may be exercised during the life of the participant only by the participant or the participant’s guardian or legal representative. The Committee may, in its discretion, permit a participant to transfer all or a portion of his or her awards to members of his or her immediate family, to trusts established for the benefit of members of his or her immediate family, or to family limited partnerships in which the participant and immediate family members are the only partners, provided that the participant may receive no consideration for such transfers, and that such transferred award shall be subject to all of the terms and conditions of the 2005 Incentive Plan and the award agreement relating to the transferred award.
      Adjustments. The Committee will adjust the number of shares of common stock that may be issued under the 2005 Incentive Plan, the number of shares of common stock subject to Options granted, the option price of such Options, the amount credited to a participant’s account pursuant to Dividend Equivalent Rights, the number of SARs granted in conjunction with an Option and the number of shares of Restricted Stock granted, and make any and all other adjustments deemed appropriate by the Committee in such manner as the Committee deems appropriate to prevent substantial dilution or enlargement of the rights granted to a participant in the event of changes in the outstanding common stock resulting from stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, the issuance of additional shares (including private placements), issuances of rights or warrants, and similar transactions or events.
      Amendments. The 2005 Incentive Plan may be amended from time to time by the Board of Directors. The Board of Directors will obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, Rule 16b-3 under the Exchange Act, or the stockholder approval requirements imposed on the Company by the rules and regulations of the New York Stock Exchange, including an amendment that would (1) increase the aggregate number of shares of common stock that may be issued under the 2005 Incentive Plan, (2) extend the term of the 2005 Incentive Plan, or (3) extend the period during which an Option may be exercised.
      Term. The 2005 Incentive Plan will terminate on the tenth anniversary of the date the Company’s stockholders approve the 2005 Incentive Plan, unless terminated earlier by the Board, or extended by an amendment approved by the Company’s stockholders. No awards may be granted under the 2005 Incentive Plan after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2005 Incentive Plan prior to termination may extend beyond the end of such period through the award’s normal expiration date.
Federal Income Tax Consequences
      The following discussion briefly summarizes certain United States federal income tax aspects of Options, SARs, Restricted Stock, Performance Awards, Other Stock Unit Awards and Dividend Equivalent Rights granted pursuant to the 2005 Incentive Plan. The summary is not intended to be exhaustive, and state, local and foreign tax consequences may differ.
      Incentive Stock Options. A participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonstatutory Option, as described below.

      Nonstatutory Options, SARs, Performance Awards and Dividend Equivalent Rights. A participant generally is not required to recognize income on the grant of a Nonstatutory Option, SAR, Performance Award or Dividend Equivalent Right. Instead, ordinary income generally is required to be recognized on the date the Nonstatutory Option or SAR is exercised, or in the case of a Performance Award or Dividend Equivalent Right, on the date of payment of such award in cash and/or shares of common stock or other property. In general, the amount of ordinary income required to be recognized is: (i) in the case of a Nonstatutory Option, an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price; and (ii) in the case of an SAR, Performance Award or Dividend Equivalent Right, the amount of cash and the fair market value of any shares of common stock or other property received.
      Restricted Stock. Shares of Restricted Stock awarded under the 2005 Incentive Plan will be subject to a substantial risk of forfeiture for the period of time specified in the award agreement. Unless a participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the substantial risk of forfeiture lapses, the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.
      Other Stock Unit Awards. The tax consequences of a grant of an Other Stock Unit Award will depend on the nature of the award. Generally, a participant will be required to include in ordinary income the amount of cash or stock that is paid to the participant pursuant to the award in the year of payment (less any amount paid by the participant in respect of the award).
      Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2005 Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.
      Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonstatutory Option (including an Incentive Stock Option that is treated as a Nonstatutory Option, as described above), an SAR, a Performance Award, a Dividend Equivalent Right, a Restricted Stock award, or an Other Stock Unit Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.
      Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1,000,000 for the taxable year. The 2005 Incentive Plan has been designed to allow the grant of awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”
      New Tax Rules Affecting Nonqualified Deferred Compensation Plans. Awards under the 2005 Incentive Plan may be subject to new federal income tax rules that apply to “nonqualified deferred compensation plans” that were enacted as part of the American Jobs Creation Act of 2004, and which became effective on January 1, 2005. Failure to comply with the new rules or qualify for an exemption in respect of an award under the 2005 Incentive Plan could result in significant adverse tax results to the grantee of such award, including immediate taxation of the award upon vesting (and immediate taxation upon vesting of the grantee’s awards under certain other plans), a penalty tax of 20% of the amount of income so recognized, plus a special interest payment. The 2005 Incentive

Plan is designed to allow, but does not require, the grant of awards which are intended to comply with the new deferred compensation rules or qualify for an exemption.
New Plan Benefits
      No awards have been authorized under the 2005 Incentive Plan and no awards will be made under the 2005 Incentive Plan before the Annual Meeting. The 2005 Incentive Plan contains many rights and features that are similar to those in effect during 2004 under the Current Plans. However, as noted above, the 2005 Incentive Plan authorizes the use of Other Stock Unit Awards that have not been previously authorized under the Current Plans. In 2005, the Committee will conduct a full review of the executive compensation program, including the use of equity and performance awards, and may decide to use a different mix of awards than it did in 2004. Thus, grants made under the Current Plans in 2004 would not be an accurate measure of the types and amounts of awards that would be available under the 2005 Incentive Plan. Consequently, it is not reasonably possible to provide the data required to be included in a New Plan Benefits Table.
      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2005 INCENTIVE PLAN. The affirmative vote of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting will be required for such approval.
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The firm of Ernst & Young LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2004 and has been selected by the Company to serve in such capacity for the year ending December 31, 2005. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the Company’s inception in 1970. Although the submission of this matter for approval by stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If this appointment is not ratified by the holders of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2006 because of the difficulty and expense of making a substitution. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
      Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories, are as follows:

	Year Ended December 31

	2004	2003

Audit Fees	$451,400	$271,945
Audit-Related Fees	43,609	35,705
Tax Fees:
Tax Compliance	199,927	90,014
Tax Planning and Tax Advice	168,819	126,069
All Other Fees	0	0

Totals	$863,755	$523,733
Audit Fees include fees associated with the annual audit, the review of the Company’s quarterly reports on Form 10-Q and services that generally only the independent registered public accounting firm can provide such as comfort letters, consents and assistance with review of documents to be filed with or furnished to the Securities and Exchange Commission. Audit-Related Fees include fees associated with assurance and related services that are traditionally performed by an independent accountant, including advisory services related to readiness for Sarbanes-Oxley Section 404 internal control requirements and consultations concerning financial accounting and reporting standards. Tax Fees include fees for tax compliance and tax planning and tax advice services. Tax compliance involves the preparation of original and amended tax returns, claims for refund and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities. None of the foregoing fees were paid for services, the sole business purpose of which was tax avoidance, or the tax treatment of which would not be supported by the Internal Revenue Code and related regulations.
      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP. The affirmative vote of a majority of the shares of voting securities present in person or by proxy at the Annual Meeting will be required for such ratification.
PRE-APPROVAL POLICIES AND PROCEDURES
      The Audit Committee has developed policies and procedures concerning its pre-approval of the performance of audit and non-audit services for the Company by Ernst & Young LLP. At its annual January planning meeting, the Audit Committee gives its prior approval and establishes annual fee limits for the following categories of services that it desires the independent registered public accounting firm to undertake: audit services, audit-related services, tax compliance services and tax planning and tax advice services. Further, particular subcategories of audit-related services, tax compliance services and tax planning and tax advice services, by type of activity, are identified and annual fee estimates specified for each activity. Subcategories of service and annual fee limits may also be specified for subcategories of audit services if desired by the Committee. To the extent that the limits established for any of these categories or subcategories of service are not sufficient, the Audit Committee reviews and approves additional services as necessary or appropriate in advance of the service being provided. All other non-audit services must be pre-approved on an individual engagement basis. If there is any question as to whether a proposed service has been pre-approved, Management and the independent registered public accounting firm together must contact the Audit Committee to obtain clarification or, if necessary, pre-approval.
      All of the audit services, audit-related services, tax compliance services and tax planning and tax advice services provided to the Company by Ernst & Young LLP during the year ended December 31, 2004 were pre-approved by the Audit Committee.
      Where specific Audit Committee approval of services is required, for services with a cost of less than $25,000, the Chair of the Audit Committee may pre-approve the engagement subject to a presentation to the full Audit Committee at its next regularly scheduled meeting. For such services with a cost exceeding $25,000, the full Audit Committee is required to pre-approve the services in advance of the activity.
REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities this past year, the Committee reviewed the audited financial statements with Management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
      The Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards Nos. 89 and 90). In addition, the Committee has discussed with the independent registered public accounting firm such firm’s independence from Management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with such firm’s independence.
      The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Committee met with such firm, with and without Management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during the year ended December 31, 2004.
      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.
Sharon M. Oster, Audit Committee Chair
Thomas J. DeRosa, Audit Committee Member
R. Scott Trumbull, Audit Committee Member
March 11, 2005
VOTING PROCEDURES
      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting and will be included in vote totals. Accordingly, abstentions will have the same effect as negative votes. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power for the other proposal and has not received instructions from the beneficial owner. Broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but will not be counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority.
OTHER MATTERS
      Management is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.
STOCKHOLDERS SHARING THE SAME ADDRESS
      In accordance with a notice sent to stockholders who share a single address, we are sending only one Annual Report and one Notice of Meeting and Proxy Statement to that address unless we receive contrary instructions from any stockholder at that address. This procedure, known as “householding,” is designed to reduce printing costs, mailing costs and fees.
      Stockholders residing at such an address who wish to receive separate copies of the Annual Report or Proxy Statement in the future and stockholders who are receiving multiple copies of these materials now and wish to receive just one set of materials in the future, should write to the Vice President and Corporate Secretary, Health Care REIT, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475 or call (419) 247-2800 to request a change. The Annual Report and Proxy Statement are also available on the Company’s Web site at www.hcreit.com.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2006 ANNUAL MEETING
      The Board of Directors requests that any stockholder proposals intended for inclusion in the Company’s proxy materials for the 2006 Annual Meeting be submitted to Erin C. Ibele, Vice President and Corporate Secretary of the Company, in writing no later than November 24, 2005. Unless the Company has been given written notice by February 14, 2006 of a stockholder proposal to be presented at the 2006 Annual Meeting other than by means of inclusion in the Company’s proxy materials for the Meeting, persons named in the proxies solicited by the Board of Directors for the Meeting may use their discretionary voting authority to vote against the proposal.

BY THE ORDER OF THE BOARD OF DIRECTORS

Erin C. Ibele
Vice President and Corporate Secretary

APPENDIX A
HEALTH CARE REIT, INC.
2005 LONG-TERM INCENTIVE PLAN

I.	PURPOSE
      The purpose of this Health Care REIT, Inc. 2005 Long-Term Incentive Plan is to promote the growth and profitability of Health Care REIT, Inc. (the “Company”) by providing officers, key employees and non-employee directors of the Company with incentives to achieve long-term corporate objectives, to assist the Company in attracting and retaining officers, key employees and non-employee directors of outstanding competence, and to provide such individuals with an opportunity to acquire an equity interest in the Company.
      The Plan was approved by the Board of Directors on January 24, 2005. The Plan shall be effective on the date it is approved by the Company’s stockholders at the Annual Meeting of Stockholders currently scheduled to be held in May 2005.

II.	DEFINITIONS
      2.1     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Option, Dividend Equivalent Right, SAR, Restricted Stock award, Performance Share, Other Stock Unit Award, or any other right, interest or option relating to Common Stock granted by the Committee hereunder.
      2.2     “Board” shall mean the Board of Directors of the Company.
      2.3     “Change in Corporate Control” shall mean any event described in Section 10.1.
      2.4     “Code” shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.
      2.5     “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than three directors, each of whom is (a) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (b) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (c) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.
      2.6     “Common Stock” shall mean the common stock, par value $1.00 per share, of the Company, except as provided in Section 11.2 of the Plan.
      2.7     “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.
      2.8     “Date of Grant” shall mean the date specified by the Committee on which a grant of Options, Dividend Equivalent Rights, SARs, Performance Shares or Other Stock Unit Awards or a grant or sale of Restricted Stock shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.
      2.9     “Disability” shall mean the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Committee.
      2.10     “Dividend Equivalent Rights” shall mean the Dividend Equivalent Rights which may be granted pursuant to Article V of the Plan.
      2.11     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
      2.12     “Fair Market Value” shall mean the fair market value of a share of Common Stock as determined by the Committee by reference to the closing price on the New York Stock Exchange on the Date of Grant, or the

trading day preceding the Date of Grant (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the New York Stock Exchange, the Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria.
      2.13     “ISOs” shall mean stock options granted by the Company that have been designated and are intended to qualify as incentive stock options under Section 422 of the Code.
      2.14     “Management Objectives” shall mean the achievement of performance objectives established by the Committee pursuant to this Plan for Participants who have received awards where such performance objectives are utilized in order to satisfy the requirements of Section 162(m) of the Code.
      2.15     “Nonstatutory Options” shall mean stock options that are not intended to qualify as ISOs.
      2.16     “Option Price” shall mean, with respect to any Option, the amount designated in a Participant’s Award Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.
      2.17     “Options” shall mean the rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.
      2.18     “Parent” shall mean any corporation which, on the date of determination, qualifies as a parent corporation of the Company under Section 425(e) of the Code.
      2.19     “Participant” shall mean any officer, key employee or non-employee director of the Company who is selected by the Committee to receive an award under the Plan.
      2.20     “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article VIII of this Plan.
      2.21     “Performance Period” shall mean, with respect to a Performance Award, a period of time established pursuant to Article VIII of this Plan within which the Management Objectives relating thereto are to be achieved.
      2.22     “Performance Share” shall mean any grant pursuant to Article VIII of a unit valued by reference to a designated number of shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, shares of Common Stock, other property, or any combination thereof, upon achievement of such Management Objectives during the Performance Period as the Committee shall establish at the time of grant or thereafter.
      2.23     “Performance Unit” shall mean any grant pursuant to Article VIII of a unit valued by reference to a designated amount of property (including cash) other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, shares of Common Stock, other property, or any combination thereof, upon achievement of such Management Objectives during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      2.24     “Plan” shall mean this Health Care REIT, Inc. 2005 Long-Term Incentive Plan, as the same may be amended from time to time.
      2.25     “Prior Plans” shall mean, collectively, the 1985 Incentive Stock Option Plan of the Company, as amended, the 1995 Stock Incentive Plan of the Company, as amended, and the Stock Plan for Non-Employee Directors of the Company, as amended.
      2.26     “Restricted Stock” shall mean shares of Common Stock that are issued to Participants and made subject to restrictions in accordance with Article VII of the Plan.
      2.27     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
      2.28     “SARs” shall mean stock appreciation rights granted pursuant to Article VI of the Plan.
      2.29     “Subsidiary” shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Company under Section 425(f) of the Code.

      2.30     “Substitute Awards” shall mean awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
      2.31     “Ten Percent Stockholder” shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of capital stock of the Company.

III.	GENERAL
     3.1     ADMINISTRATION.
      (a) The Plan shall be administered by the Committee. As provided in the Company’s Amended and Restated By-Laws, the members of the Committee shall be designated by the Board of Directors and shall serve at the discretion of the Board of Directors.
      (b) The Committee shall have the authority, subject to the provisions of the Plan, in its sole discretion, from time to time: (i) to grant awards to Participants, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised; (iv) to modify, cancel, or replace any prior Options or other awards and to amend the relevant Award Agreements with the consent of the affected Participants, including amending such Award Agreements to amend vesting schedules, or extend exercise periods as it may deem necessary (provided that, the Committee shall not have the authority, unless stockholder approval is obtained, to reprice Options currently outstanding and Options that may be outstanding in the future, either directly, by lowering the Option Price for a previously granted Option award, or indirectly, by canceling outstanding Options and subsequently replacing or regranting such Options with a lower Option Price); and (v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan.
      (c) All actions taken by the Committee shall be final, conclusive and binding upon any Participant. Notwithstanding the foregoing or anything else to the contrary in the Plan, any action or determination by the Committee specifically affecting or relating to an award to a non-employee director shall require the approval of the Board of Directors.
      (d) The Committee may delegate to a committee of one or more directors of the Company, or to the extent permitted by law, to one or more officers, including, without limitation, the chief executive officer of the Company, or a committee of officers, the right to grant awards to Participants who are neither officers nor non-employee directors of the Company and to cancel or suspend awards to Participants who are neither officers nor non-employee directors of the Company.
      (e) In granting awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the Participant, his or her potential contributions to the profitability and sound growth of the Company and such other factors as the Committee may, in its discretion, deem relevant.

IV.	OPTIONS
      4.1     TERMS AND CONDITIONS. Options may be granted hereunder to Participants either alone or in addition to other awards granted under the Plan. The grant of an Option to a Participant shall be evidenced by a written Award Agreement in substantially the form approved by the Committee. Such Option shall be subject to the terms and conditions of the Award Agreement, the Participant’s employment agreement, if any, the following express terms and conditions, and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee may deem appropriate.
      (a) Shares Covered. The Committee, or its designee pursuant to Section 3.1(d), shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant.

      (b) Exercise Period. The term of each Option shall be for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof, except in the event of death or Disability (as set forth in an Award Agreement); provided, however, that the foregoing exception shall not apply to Options designated as ISOs. The Committee shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The vesting schedule may be subject to certain exceptions, including, without limitation, exceptions relating to retirement, Disability, or death of a Participant or a Change in Corporate Control.
      (c) Option Price. Other than in connection with Substitute Awards, the Option Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. Other than as provided in Section 11.2, the Committee shall not be permitted, without stockholder approval, to (i) lower the Option Price per share of an Option after it is granted, (ii) cancel an Option when the Option Price per share exceeds the Fair Market Value of the underlying shares in exchange for another award (other than in connection with Substitute Awards), or (iii) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange.
      (d) Exercise of Options. A Participant may exercise his or her Options from time to time by written notice to the Company of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Company of (i) such notice and (ii) payment in full for such shares in the manner provided in the Award Agreement, and (iii) receipt of any payments required to satisfy the Company’s tax withholding obligations pursuant to Section 13.3. Except under certain circumstances contemplated by Article VIII or as may be set forth in an Award Agreement with respect to retirement after age 65, Disability, death of a Participant, or a Change in Corporate Control, Options will not be exercisable before the expiration of one year from the Date of Grant.
      (e) Payment of Option Price upon Exercise. Each Award Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised shall be paid to the Company at the time the notice of exercise is delivered to the Company. Such payment may be made (i) in cash, (ii) by tendering of shares of Common Stock (either actually or by attestation) currently owned by the Participant with a Fair Market Value equal to the Option Price, (iii) if permitted by the Award Agreement, by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant’s stockbroker and an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant’s stockbroker for the Participant’s account, provided that at the time of such exercise, such exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act, or, in the alternative, such exercise would be exempt pursuant to Rule 16b-3 or another exemption from such liability, or (iv) in any other form acceptable to the Company.
      (f) Dividend Equivalent Rights. Any grant of Options may, at the Committee’s discretion, also provide that the Participant shall have Dividend Equivalent Rights with respect to the Options as permitted under Article V of this Plan.
      4.2     DESIGNATION OF OPTIONS AS INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, specify that any Options granted to a Participant who is an employee of the Company shall be ISOs qualifying under Section 422 of the Code. Each Award Agreement that provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Award Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.
      Any Options granted under this Plan that are designated as ISOs shall comply with the following terms:
      (a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Company and all stock of any Parent or Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Company (or any Parent or Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares that may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.
      (b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.
      (c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

V.	DIVIDEND EQUIVALENT RIGHTS
      5.1     DIVIDEND EQUIVALENT RIGHTS. Subject to the provisions of the Plan and any Award Agreement, the recipient of an award (including any deferred award) may, if so determined by the Committee, be entitled to receive cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on shares of Common Stock (“Dividend Equivalent Rights”) with respect to the number of shares of Common Stock covered by the award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

VI.	STOCK APPRECIATION RIGHTS
      6.1     GRANT OF SARs. Participants may receive a grant of SARs (a) in connection with Options granted under this Plan (“Tandem SAR”), (b) in connection with all or part of any award other than an Option granted under the Plan or at any subsequent time during the term of such award, or (c) without regard to any Option or other award.
      6.2     TANDEM SARs. SARs shall entitle the Participant holding the related Option, upon exercise, in whole or in part, of the SARs, to receive payment in the amount and form determined pursuant to Paragraph 6.3(c). SARs may be exercised only to the extent that the related Option has not been exercised. The exercise of SARs shall result in a pro rata surrender of the related Option to the extent that the SARs have been exercised.
      6.3     TERMS AND CONDITIONS. The grant of SARs shall be evidenced by including provisions with respect to such SARs in the Participant’s Award Agreement in a form approved by the Committee. Such SARs shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of the Plan, which the Committee may deem appropriate.
      (a) Tandem SARs related to an Option shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.
      (b) SARs (and any Option related thereto) shall in no event be exercisable before the expiration of one year from the Date of Grant, except under certain circumstances as may be set forth in an Award Agreement with respect to retirement after age 65, Disability, death of a Participant, or a Change in Corporate Control.
      (c) Upon exercise of SARs, the Participant shall be entitled to receive an amount equal in value to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the right on the Date of Grant, or in the case of a Tandem SAR, the Option Price of the related Option, multiplied by the number of shares in respect of which the SARs shall have been exercised. Such amount shall be paid in the form of cash, shares of Common Stock, other property, or any combination thereof, as determined by the Committee.
      (d) In no event shall a SAR be exercisable at a time when the Option Price of the underlying Option is greater than the Fair Market Value of the shares subject to the related Option.
      (e) Other than in connection with Substitute Awards, the exercise price of an SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. Other than as provided in Section 11.2, the Committee shall not be permitted to lower the exercise price of an SAR after it is granted.

VII.	RESTRICTED STOCK
      7.1     RIGHTS AS A STOCKHOLDER. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other awards granted under the Plan. At the time of the award, the Committee shall cause the Company to deliver to the Participant, or to a custodian or an escrow agent designated by the Committee, a certificate or certificates for such shares of Restricted Stock, registered in the name of the Participant. The Participant shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, including forfeiture or resale to such Company, if any, as the Committee may determine to be desirable pursuant to Section 7.3 of the Plan. The Committee may designate the Company or one or more of its executive officers to act as custodian or escrow agent for the certificates.
     7.2     AWARDS AND CERTIFICATES.
      (a) A Participant granted an award of Restricted Stock shall not be deemed to have become a stockholder of the Company, or to have any rights with respect to such shares of Restricted Stock, until and unless such Participant shall have executed and delivered to the Company an Award Agreement and shall have otherwise complied with the then applicable terms and conditions of such award.
      (b) When a Participant is granted shares of Restricted Stock, the Company shall issue a stock certificate or certificates in respect of shares of Restricted Stock. Such certificates shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

“The transferability of the shares of stock represented by this Certificate are subject to the terms and conditions (including forfeiture) of an Award Agreement entered into between the registered owner and Health Care REIT, Inc. A copy of such Award Agreement is on file in the offices of the Corporate Secretary of the Company, One SeaGate, Toledo Ohio 43604.”
      (c) Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 13.3 of this Plan), Participants granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Company other than the rendering of services.
      7.3     RESTRICTIONS AND FORFEITURES. Restricted Stock awarded to a Participant pursuant to this Article VII shall be subject to the following restrictions and conditions:
      (a) During a period established by the Committee and set forth in the Participant’s Award Agreement, which commences with the date of an award of Restricted Stock (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.
      (b) Except as provided in Section 7.3(a), the Participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions.
      (c) Except as otherwise provided in Section 7.3(e) or in the Participant’s employment agreement, if any, upon termination of a Participant’s employment during the Restriction Period, any unvested shares of Restricted Stock may be cancelled, accelerated, or continued, as provided in the applicable Award Agreement, or, in the absence of such provision, as the Committee may determine.
      (d) Except as otherwise provided in Section 7.3(e) or in the Participant’s employment agreement, if any, awards of Restricted Stock shall have a Restriction Period of not less than three years from the Date of Grant (as provided in the Participant’s Award Agreement, but permitting pro rata vesting over such time); provided, however, that the provisions of this Section 7.3(d) shall not be applicable to any Substitute Awards or grants of Restricted Stock in payment of Performance Shares pursuant to Article VIII.

      (e) The Participant’s Award Agreement or the Participant’s employment agreement, if any, may provide that in the event of a Participant’s retirement, Disability, or death, or in the event of a Change in Corporate Control, the restrictions imposed on the shares of Restricted Stock shall lapse immediately.
      (f) Notwithstanding the other provisions of this Section 7.3, the Committee may adopt rules that would permit a gift by a Participant of shares of Restricted Stock to a spouse, child, stepchild, grandchild or to a trust the beneficiary or beneficiaries of which shall be either such a person or persons or the Participant, provided that the Restricted Stock so transferred shall be similarly restricted.
      (g) Any attempt to dispose of shares of Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.
      (h) Nothing in this Section 7.3 shall preclude a Participant from exchanging any Restricted Stock for any other shares of the Common Stock that are similarly restricted.

VIII.	PERFORMANCE AWARDS
      8.1     TERMS OF PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to Participants, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:
      (a) The Management Objectives to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee on the Date of Grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve months nor longer than five years.
      (b) Except as provided in Article X or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.
      (c) Each Participant’s award shall specify the time and manner of payment of Performance Awards that have been earned. No payment shall be made, with respect to a Participant’s Performance Awards unless the Committee has certified in writing that the Management Objectives with respect to such Performance Awards have been met. Any award may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.
      (d) On or after the Date of Grant of Performance Awards, the Committee may provide for the payment to the Participant of Dividend Equivalents Rights, as described in Article V above.
      (e) Each Participant’s award under this Article VIII shall be evidenced by an Award Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

IX.	OTHER STOCK UNIT AWARDS
      9.1     STOCK AND ADMINISTRATION. Other awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other awards granted under the Plan, and such Other Stock Unit Awards may also be available as a form of payment in the settlement of other awards granted under the Plan to the extent provided in any Award Agreement. Other Stock Unit Awards shall be paid only in shares of Common Stock. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Other Stock Unit Awards, and all other conditions of the Other Stock Unit Awards, including the achievement of specified Management Objectives, if any. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant. Except for certain limited situations (including retirement, Disability, or death of the Participant, or a Change in Corporate Control), Other Stock Unit Awards to Participants shall be subject to restrictions imposed by the Committee for a period of not less than three years from the Date of Grant (but permitting pro rata vesting over such time); provided, however, that such restrictions shall not be applicable to any grants of Other Stock Unit Awards in payment of Performance Awards pursuant to Article VIII, or grants of Other Stock Unit Awards on a deferred basis.
      9.2     TERMS AND CONDITIONS. Shares of Common Stock (including securities convertible into shares of Common Stock) subject to awards granted under this Article IX may be issued for no consideration or for such minimum consideration as may be required by applicable law. Shares of Common Stock (including securities convertible into shares of Common Stock) purchased pursuant to a purchase right awarded under this Article IX shall be purchased for such consideration as the Committee shall determine in its sole discretion.

X.	CHANGE IN CORPORATE CONTROL
      10.1     CHANGE IN CORPORATE CONTROL. For purposes of the Plan, a “Change in Corporate Control” shall mean an event described in a Participant’s employment agreement, if any, or an Award Agreement evidencing the award.
      10.2     EFFECT OF CHANGE IN CORPORATE CONTROL. The terms of any award may provide in a Participant’s employment agreement, if any, or the applicable Award Agreement that, upon a Change in Corporate Control (a) Options and SARs outstanding as of the date of the Change in Corporate Control immediately vest and become fully exercisable; (b) the restrictions on Restricted Stock shall lapse immediately and the Restricted Stock shall become free of all restrictions and limitations and become fully vested; (c) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Corporate Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed; (d) the restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant; and (e) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such award.

XI.	AGGREGATE LIMITATION ON SHARES OF COMMON STOCK
     11.1     NUMBER OF SHARES OF COMMON STOCK.
      (a) Shares of Common Stock that may be issued under the Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under this Plan shall be 2,200,000 shares of Common Stock, subject to such future adjustments as may be made pursuant to Section 11.2. The maximum number of shares of Common Stock that may be granted as ISOs is 2,200,000, subject to such future adjustments as may be made pursuant to Section 11.2.
      (b) For purposes of Section 11.1(a), upon the exercise of an Option or SAR, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the optionee, exclusive of any shares surrendered to the Company as payment of the Option Price.
      (c) Any shares of Common Stock subject to an Option granted under the Plan or the Prior Plans which for any reason is cancelled, terminates unexercised or expires, except by reason of the exercise of a related SAR, shall again be available for issuance under the Plan.
      (d) In the event that any Restricted Stock award or any Other Stock Unit Award granted under the Plan or the Prior Plans is forfeited, cancelled or surrendered for any reason, the shares of Common Stock constituting such Restricted Stock award or Other Stock Unit Award shall again be available for issuance under the Plan.
      (e) In the event that (i) any Option or other award granted hereunder is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, or (ii) withholding tax liabilities arising from such Option or other award are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. In the event that (i) any option or award granted under the Prior Plans is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, then the shares so tendered or withheld shall again be available for issuance under the Plan.
      (f) Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided, however, that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not officers, employees or directors of the Company or any Parent or Subsidiary prior to such acquisition or combination.
      11.2     ADJUSTMENTS OF STOCK. In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the Committee shall adjust the number of shares of Common Stock that may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the Option Price of such Options, the amount credited to a Participant’s account pursuant to Dividend Equivalent Rights, the number of SARs theretofore granted in conjunction with an Option and the number of shares of Restricted Stock granted, and make any and all other adjustments deemed appropriate by the Committee in such manner as the Committee deems appropriate to prevent substantial dilution or enlargement of the rights granted to a Participant.
      New option rights may be substituted for the Options granted under the Plan, or the Company’s obligations with respect to Options, SARs, Restricted Stock, Dividend Equivalent Rights, Performance Awards and Other Stock Unit Awards outstanding under the Plan may be assumed by a Parent or Subsidiary, by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Company’s obligations as to such Options, SARs, Restricted Stock, Dividend Equivalent Rights, Performance Awards and Other Stock Unit Awards.

XII.	CODE SECTION 162(m) PROVISIONS
      12.1     COVERED EMPLOYEES. Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that the Participant is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a Covered Employee, then the Committee may provide that the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock, or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more Management Objectives established by the Committee, which shall be based on the attainment of specified levels of or growth in one or any combination of the following: gross real estate investments; net real estate investments; net revenues; dividend payout ratio; dividend growth; dividend yield; dividend payments; maintenance of credit ratings; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; funds from operations; funds available for distribution; cash available for distribution; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; total stockholder return; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; and/or return on invested capital of the Company or any division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely upon the performance of the Company or a division or business unit of the Company, or based upon the performance of the Company relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.
      12.2     ADJUSTMENTS. Notwithstanding any provision of the Plan (other than Article X), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article XII, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant.
      12.3     RESTRICTIONS. The Committee shall have the power to impose such other restrictions on awards subject to this Article XII as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.
      12.4     LIMITATIONS ON GRANTS TO INDIVIDUAL PARTICIPANTS. Subject to adjustment as provided in Section 11.2, no Participant may be granted (i) Options or SARs during any 36-month period with respect to more than 500,000 shares of Common Stock or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in shares of Common Stock in any 36-month period with respect to more than 200,000 shares (the “Limitations”). In addition, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to property other than shares of Common Stock is $4,000,000. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable Limitations.

XIII.	MISCELLANEOUS
      13.1     GENERAL RESTRICTION. Any Option, SAR, or share of Restricted Stock or Performance Award or Other Stock Unit Award granted under this Plan shall be subject to the award requirement that, if at any time the Committee shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option or other award, or the issuance of Common Stock in satisfaction thereof, such Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Committee.
      13.2     TRANSFERABILITY OF AWARDS. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no award and no shares of Common Stock subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and such award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit a Participant to transfer all or a portion of his or her awards to members of his or her immediate family, to trusts established for the benefit of members of his or her immediate family, or to family limited partnerships in which the Participant and immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such transferred award shall be subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred award.
      13.3     WITHHOLDING TAXES.
      (a) The Committee shall have the right to require Participants to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan.
      (b) The Company shall have the right to withhold from payments made in cash to a Participant under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements imposed with respect to such cash payments.
      (c) Amounts to which the Company is entitled pursuant to Section 13.3(a) or (b), may be paid to the Company, at the election of the Participant as provided in the applicable Award Agreement, through one or any combination of the following methods: (i) payment in cash, (ii) withholding from the Participant’s compensation payable by the Company, including cash payments made under this Plan, (iii) withholding from the shares of Common Stock otherwise issuable to the Participant upon exercise of an Option or SAR, that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the “Tax Date”) not greater than the minimum amount of tax the Company is required to withhold, (iv) the Participant’s delivery to the Company of shares of Common Stock already held by the Participant (including newly vested shares of Restricted Stock issued to the Participant under this Plan) that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Company is required to withhold, or (v) in any other form mutually satisfactory to the Committee and the Participant, provided that such method of satisfying the Participant’s obligation does not violate any federal or state law. A Participant’s election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Company prior to the Tax Date with respect to the exercise of an Option or SAR, vesting of Restricted Stock, or earn out of Performance Awards.
      13.4     INVESTMENT REPRESENTATION. If the Committee determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Committee may demand that the Participant deliver to the Company at the time of any exercise of any Option, SAR, or other award, or at time of the transfer of shares of Restricted Stock or other award, any written representation that Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Committee makes such a demand, delivery of a written representation satisfactory to the Committee shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.
      13.5     NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any agreement (including an Award Agreement) entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participating employee.
      13.6     NON-UNIFORM DETERMINATIONS. The Committee’s determinations under this Plan (including without limitation its determinations of the persons to receive Options, SARs, Dividend Equivalent Rights or awards of Restricted Stock, Performance Shares or Other Stock Unit Awards, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.
      13.7     NO RIGHTS AS STOCKHOLDERS. Participants granted Options, SARs, Dividend Equivalent Rights, Performance Shares or Other Stock Unit Awards under this Plan shall have no rights as stockholders of the Company as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

      13.8     TRANSFER RESTRICTIONS. The Committee may determine that any Common Stock to be issued by the Company upon the exercise of Options or SARs, or in settlement of Dividend Equivalent Rights, Performance Shares or Other Stock Unit Awards, shall be subject to such further restrictions upon transfer as the Committee determines to be appropriate.
      13.9     FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.
      13.10     TERMINATION OF EMPLOYMENT. The Committee shall determine and set forth in the Participant’s employment agreement, if any, and the applicable Award Agreement, whether any awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company (including as a director), whether by reason of death, Disability, voluntary or involuntary termination of employment or services, or otherwise.
      13.11     DEFERRAL. The Committee shall be authorized to establish procedures pursuant to which the payment of any award may be deferred in a manner consistent with Section 409A of the Code.
XIV.     AMENDMENT AND TERMINATION
      14.1     AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, Rule 16b-3, or the stockholder approval requirements imposed on the Company by the rules and regulations of the New York Stock Exchange, including an amendment that would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (other than increases permitted under Section 11.2), (ii) extend the term of this Plan, or (iii) extend the period during which an Option may be exercised. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant’s rights under an award previously granted.
      14.2     TERM OF THE PLAN. Unless previously terminated pursuant to Section 14.1, the Plan shall terminate on the tenth anniversary of the date on which the Plan became effective, and no awards may be granted under the Plan on or after such date.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE FOLLOWING.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	Election of three Directors for a term of three years: 01 William C. Ballard, Jr., 02 Peter J. Grua and 03 R. Scott Trumbull.	3.	Ratification of the appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for the fiscal year 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR ALL	WITHHOLD FOR ALL	To withhold authority to vote for any	4.	With discretionary authority on any other business that may properly come
☐	☐	individual nominee, please write the person’s name in the following space:		before the meeting or any adjournment thereof.
				Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

		FOR	AGAINST	ABSTAIN
2.	Approval of the Health Care REIT, Inc. 2005 Long-Term Incentive Plan.	☐	☐	☐	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.

Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporate or partnership proxies should be signed by an authorized person with the person’s title indicated.

Dated:		, 2005

Signature

Signature if Held Jointly

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/hcn Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.
OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR
Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

P R O X Y

PROXY FOR COMMON STOCK

HEALTH CARE REIT, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints George L. Chapman and William C. Ballard, Jr., and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $1.00 par value per share, of Health Care REIT, Inc. (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on Thursday, May 5, 2005, or any adjournments thereof.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE
TAKING OF A VOTE ON THE MATTERS HEREIN.

     Returned proxy cards will be voted: (1) as specified on the matters listed; (2) in accordance with the Directors’ recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

(Over)

Address Change/Comments (Mark the corresponding box on the reverse side)

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